UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03503

UBS RMA MONEY FUND INC.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

51 West 52nd Street

New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Item 1.	Reports to Stockholders.

UBS RMA

Money Market Portfolio

U.S. Government Portfolio

Tax-Free Fund

California Municipal Money Fund

New York Municipal Money Fund

New Jersey Municipal Money Fund

Annual Report

June 30, 2009

UBS RMA

August 17, 2009

Dear shareholder,

We present you with the annual report for UBS RMA Money Market Portfolio; UBS RMA U.S. Government Portfolio; UBS RMA Tax-Free Fund; UBS RMA California Municipal Money Fund; UBS RMA New York Municipal Money Fund; and UBS RMA New Jersey Municipal Money Fund, for the 12 months ended June 30, 2009.

Performance

In an attempt to boost a weakening US economy and address other concerns, the Federal Reserve Board (the “Fed”) lowered the federal funds rate three times during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) These decreases caused the yields of the securities in which the Funds invest to decline, lowering the Funds’ yields.

As of June 30, 2009, the Funds’ seven-day current yields were:

• UBS RMA Money Market Portfolio: 0.01%, versus 2.07% on June 30, 2008;

• UBS RMA U.S. Government Portfolio: 0.01%, versus 1.44% on June 30, 2008;

• UBS RMA Tax-Free Fund Inc.: 0.01%, versus 1.05% on June 30, 2008;

• UBS RMA California Municipal Money Fund: 0.01%, versus 0.98% on June 30, 2008;

• UBS RMA New York Municipal Money Fund: 0.01%, versus 0.94% on June 30, 2008;

UBS RMA Money Market Portfolio, UBS RMA

U.S. Government Portfolio

Investment goal

(both Portfolios):

Maximum current income consistent with preservation of capital and liquidity

Portfolio Manager

(both Portfolios):

Robert Sabatino

UBS Global Asset Management (Americas) Inc.

Commencement

(both Portfolios):

October 4, 1982

Dividend payment

(both Portfolios):

Monthly

UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund, UBS RMA New Jersey Municipal Money Fund

Investment goal

(all four Funds):

Maximum current income exempt from federal and/or a specific state’s personal income taxes consistent with preservation of capital and liquidity

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UBS RMA

• UBS RMA New Jersey Municipal Money Fund: 0.01%, versus 0.84% on June 30, 2008;

(For more on each Fund’s performance, refer to “Performance and portfolio characteristics at a glance” beginning on page 11.)

An interview with the Portfolio Managers

Q.	Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the “Program”). Are the Funds participating?
A.	The Funds will participate in the Program until it expires on September 18, 2009. As part of the Program, the US Treasury will guarantee the share price of any publicly offered eligible money market mutual fund that applies and is accepted into it. Shareholders in money market funds enrolled in the Program through its expiration will be covered for the amounts they held as of the close of business on September 19, 2008 until September 18, 2009.

Further important information about the Program appears at the end of this letter. The Funds have maintained their net asset value (“NAV”) of $1.00 per share throughout the recent unprecedented turmoil and have continued to meet their goals of maintaining liquidity and preserving capital.* We are pleased to have the Funds participate in the Program to provide an added level of protection for covered shareholders. We want to reassure shareholders of the following:

• The Funds hold very high-quality assets. While we consider rating agencies’ credit ratings, we rely first and foremost on our own proprietary research, conducted by dedicated teams of credit analysts. This approach benefited the Funds in the volatile environment that prevailed during the reporting period.

*	An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, the Funds are participating in the US Treasury’s Temporary Guarantee Program for Money Market Funds; please see further below for important information about the Program’s scope and limitations.

Portfolio Managers (all four Funds):

Elbridge T. Gerry III

Ryan Nugent

UBS Global Asset

Management (Americas) Inc.

Commencement:

Tax-Free—October 4, 1982

California Municipal—November 7, 1988

New York Municipal—November 10, 1988

New Jersey Municipal—February 1, 1991

Dividend payment (all four Funds):

Monthly

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UBS RMA

• UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for more than 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

Q.	What are the costs to the Funds to participate in the Program, and how will this impact the Funds’ yields?
A.	When the Program was introduced, it had an initial termination date of December 18, 2008. The Funds each paid a fee of 0.01% of the value of their outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was extended twice—first through April 30, 2009, and then, most recently, through September 18, 2009. The Funds paid additional fees calculated on the same basis, but at the rate of 0.015% for each of the two extension election periods, to continue to participate through September 18, 2009. This cost will be absorbed by the Funds as a fund expense.

We do expect that the Funds’ yields will decline as a result of the program participation fees, but believe that the full extent of any yield decreases will be dependent on a number of factors outside of the Funds’ control, including fluctuations in the asset base of the Funds.

Q.	How would you describe the economic environment during the reporting period?
A.	Looking back, the US economy, as measured by gross domestic product (“GDP”), declined 0.5% in the third quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business profits and consumer consumption and surging unemployment caused the US economy to weaken significantly during the next six months. GDP contracted 5.4% during the fourth quarter of 2008—the worst quarterly reading since 1982.

The economy has remained weak thus far in 2009, as first quarter GDP growth declined 6.4%. While the economy continued to contract during the second quarter, it was at a more modest pace. The advance estimate for GDP was a decline of 1.0%, due, in part, to smaller declines in exports and business spending.

Q.	How did the Fed and US Treasury Department react to the challenging economic and market environment?
A.

Both the Fed and US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets. In addition to adding billions of dollars into the financial

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UBS RMA

system, the Fed and Treasury were actively involved in addressing problems at several major financial institutions. This included placing Freddie Mac and Fannie Mae into conservatorship, and taking a role in the purchase of Merrill Lynch by Bank of America.

The Treasury also oversaw the $700 billion Troubled Asset Relief Program (“TARP”). More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $40 billion of “toxic” mortgage assets from bank balance sheets. The new administration in Washington put the revival of the economy on the front burner as President Obama signed a $787 billion stimulus package into law in February 2009.

The Fed reduced the fed funds rate on several occasions during the reporting period. When the period began, the fed funds rate was 2.00%. After lowering interest rates from 5.25% in August 2007 to 2.00% in April 2008, the Fed then held rates steady until September 2008, citing inflationary pressures on the back of soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%.

During its meeting on December 16, the Fed aggressively cut the fed funds rate to a range of 0.00% to 0.25%—a record low. The Fed has since maintained this rate as it evaluates incoming economic data. In conjunction with its June 2009 meeting, the Fed said, “…the pace of economic contraction is slowing. Conditions in financial markets have generally improved in recent months. Household spending has shown further signs of stabilizing but remains constrained by ongoing job losses, lower housing wealth, and tight credit. Businesses are cutting back on fixed investment and staffing but appear to be making progress in bringing inventory stocks into better alignment with sales.”

Q.	How was UBS RMA Money Market Portfolio managed during the period?
A.	Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the portfolio in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Portfolio’s new investments in shorter-dated money market securities maturing within one to three months.

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UBS RMA

At the security level, we maintained a greater than usual level of diversification over the reporting period by investing in smaller positions. While the Portfolio is generally able to hold up to 5.00% in any one security (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one nongovernment issuer, as part of our efforts to reduce risk and keep the Portfolio highly liquid.

In terms of securities, at the beginning of the reporting period, the portfolio held significant exposure to commercial paper and US government and agency obligations. As the period continued, we increased the portfolio’s exposure to asset-backed commercial paper. This move followed measures taken by the Fed to improve the liquidity of asset-backed commercial paper in response to the turmoil in the credit markets. In addition, we largely maintained the portfolio’s exposure to US government and agency obligations, while decreasing exposure to certificates of deposit and repurchase agreements over the period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	How was the UBS RMA U.S. Government Portfolio managed during the period?
A.	During the period, the Fund shifted its emphasis from repurchase agreements backed by US government and agency obligations—which had been offering higher yields than direct investments in Treasury securities—to investments in US government and agency obligations themselves. In doing so, we decreased the Fund’s exposure to repurchase agreements.

Q.	How were the RMA Tax-Free, RMA California Municipal, RMA New York Municipal and RMA New Jersey Municipal Money Funds managed during the period?
A.	We maintained a shorter weighted average maturity versus our peers during the reporting period, decreasing the Fund’s weighted average maturity in each of the tax-free funds. This helped us to maintain a high level of liquidity in the Funds, which we believe to be desirable in the volatile market environment.

In the beginning of the period, we maintained an exposure to a range of tax-free money market instruments in order to add yield and diversity. We focused on variable rate demand notes, also known as “VRDNs,” which offered attractive rates throughout the period.(1) In addition, we maintained positions in tender option bonds and fixed rate notes as issues we deemed attractive became available. As a result, the Funds responded well to credit market volatility.

(1)

A variable rate demand note is a long-term bond with a floating interest rate that provides investors with the option to tender, or “put,” the security at par with seven days’ notice—or, in some cases, one day’s notice.

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UBS RMA

As the period continued, we increased the Funds’ positions in VRDNs that had yields that reset on a daily or weekly basis, which helped to maintain a high degree of liquidity. To further enhance the Funds’ credit quality and diversification, we reduced exposure to those VRDNs that had relatively weaker letters of credit and liquidity providers. Over the course of the period, rates on such VRDNs rose significantly. However, in keeping with the Funds’ goals of preserving capital and liquidity, we avoided these securities, favoring investments in self-liquidity VRDNs.(2)

Given recent budgetary issues in the state of California, we believe that it’s important to point out that the RMA California Municipal Money Fund currently does not hold any direct obligations of the state. The securities in that Fund which are issued in California are geographically diversified throughout the state, and include essential service bonds (water and power), as well as obligations of hospital systems and top universities within California.

In addition, we believe it is likely that New York and New Jersey may face budgetary issues as the economies of both states continue to struggle during the current recession. However, we believe that established budgetary procedures should allow both states to meet their current fiscal challenges in a fairly timely fashion. We continue to diversify our holding in both states to mitigate exposure to any single entity, and continue to focus our credit efforts on revenue bonds that are secured by payments for an essential service.

Special note regarding the Tax-Free Funds:

In response to events in the municipal bond market during the reporting period, many fund managers winnowed their exposures to insured municipal money market issues most vulnerable to downgrades, diminishing the available supply of suitable investment opportunities. In order to pursue competitive yields for investors—while seeking to adhere to high credit-quality constraints—UBS Global Asset Management determined it to be in the best interests of shareholders to make temporary, limited investments with the appropriate credit quality in the taxable securities universe, to the extent allowable by the Funds’ offering documents and as believed prudent or appropriate. While our primary focus was on investing in municipal securities, given the challenging conditions and our emphasis on safety, these taxable investments were made for a limited period of time during the reporting period, and represented a small percentage of the Tax-Free Funds’ portfolios.

(2)	When a self-liquidity VRDN is issued, the issuer agrees to repurchase bonds that have been tendered, but not yet remarketed, without procuring a third-party liquidity facility.

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UBS RMA

While the Tax-Free Funds benefited from their investments in taxable securities, a portion of the Funds’ yields may not be as tax advantaged as ordinary municipal money market investments. However, we think that the higher yield paid on the taxable investments should at least partially offset any lost tax advantage. In addition, due to a lack of availability of state-specific municipal investments meeting our investment criteria, the RMA California, New Jersey, and New York municipal funds purchased limited quantities of out-of-state municipal bonds at times during the reporting period, which also had a slight impact on the tax characteristic of dividends paid by the affected Funds. Of course, we plan to continue to manage the Funds so that the tax characteristics of the underlying securities are passed through to the shareholders to the extent allowed.

Q.	What factors do you believe will affect the Funds over the coming months?
A.	Overall, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. In light of the historically low fed funds rate, we expect Treasury and money market yields to remain relatively low in the near future.

While the US economy continues to feel the pain of the recession, a few indicators, including consumer confidence and personal consumption, have begun to show improvements. However, existing home sales have yet to show a meaningful recovery, and continuing unemployment claims remain high.

Looking ahead, we plan to monitor the factors likely to influence the Fed’s future decisions on interest rates, including the state of the financial markets, inflation and the overall state of the economy.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.**

** Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

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UBS RMA

Sincerely,

Kai R. Sotorp

President

UBS RMA Money Fund Inc.

(UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio)

UBS RMA Tax-Free Fund Inc.

UBS Managed Municipal Trust

(UBS RMA California Municipal

Money Fund and UBS RMA New York Municipal Money Fund)

UBS Municipal Money Market Series

(UBS RMA New Jersey Municipal

Money Fund)

Head—Americas

UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III

Portfolio Manager

UBS RMA Tax-Free Fund Inc.

UBS RMA California Municipal Money Fund

UBS RMA New York Municipal Money Fund

UBS RMA New Jersey Municipal Money Fund

Managing Director

UBS Global Asset Management (Americas) Inc.

Ryan Nugent

Portfolio Manager

UBS RMA Tax-Free Fund Inc.

UBS RMA California Municipal Money Fund

UBS RMA New York Municipal Money Fund

UBS RMA New Jersey Municipal Money Fund

Director

UBS Global Asset Management (Americas) Inc.

Robert Sabatino Portfolio Manager UBS RMA Money Market Portfolio UBS RMA U.S. Government Portfolio Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Funds performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds’ future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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UBS RMA

Temporary	Guarantee Program for Money Market Funds

Each Fund participates in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of the Treasury (the “Treasury”).

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”) and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program (as discussed below), the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program, each Fund paid fees as noted earlier in this report.

Under the terms of the Program, upon the occurrence of a Guarantee Event, a fund Board must promptly initiate actions necessary under state and federal law to commence the liquidation of a fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

The Program is designed to address temporary dislocations in credit markets. The Program will exist up to the close of business on September 18, 2009. Neither this shareholder report, nor any participating fund, is in any manner approved, endorsed, sponsored or authorized by the Treasury.

A few highlights of the Program to keep in mind:

• The US Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

• Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

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UBS RMA

• If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

• The Program expires on September 18, 2009.

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UBS RMA

Performance and portfolio characteristics at a glance (unaudited)

UBS RMA Money Market Portfolio

Yields and characteristics	06/30/09		12/31/08		06/30/08
Seven-day current yield(1)	0.01%		1.06%		2.07%
Seven-day effective yield(1)	0.01		1.07		2.09
Weighted average maturity(2)	39	days	51	days	49	days
Net assets (bn)	$16.5		$17.2		$16.8

Portfolio composition(3)	06/30/09		12/31/08		06/30/08
Commercial paper	39.0%		42.5%		24.3%
US government and agency obligations	27.3		19.7		26.2
Certificates of deposit	13.4		16.6		16.8
Repurchase agreements	12.5		9.1		17.9
Short-term corporate obligations	4.7		5.8		11.5
Bank notes	1.9		2.7		2.3
Time deposits	1.2		3.5		0.8
Money market funds	0.7		5.5		9.0
Other assets less liabilities	(0.7)		(5.4)		(8.8)
Total	100.0%		100.0%		100.0%

UBS RMA U.S. Government Portfolio

Yields and characteristics	06/30/09		12/31/08		06/30/08
Seven-day current yield(1)	0.01%		0.09%		1.44%
Seven-day effective yield(1)	0.01		0.09		1.45
Weighted average maturity(2)	38	days	74	days	35	days
Net assets (bn)	$4.7		$6.3		$2.4

Portfolio composition(3)	06/30/09		12/31/08		06/30/08
US government and agency obligations	55.2%		76.5%		32.1%
Repurchase agreements	44.8%		23.5		68.0
Money market fund	–		–		0.0	(4)
Other assets less liabilities	0.0	(4)	(0.0	)(4)	(0.1)
Total	100.0%		100.0%		100.0%

(1)

Yields will fluctuate and may reflect fee waivers and/or expense reimbursements, if any. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

(2)	The Portfolios are actively managed and their weighted average maturities will differ over time.

(3)	Weightings represent percentages of net assets as of the dates indicated. The Portfolios are actively managed and their compositions will vary over time.

(4)	Weightings represent less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Notwithstanding the preceding statements, the Funds are participating in the US Treasury’s Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Funds made after September 19, 2008, and is scheduled to expire on September 18, 2009. For more information about the Program’s scope and limitations, please see the Fund’s prospectus.

Not FDIC Insured. May lose value. No bank guarantee.

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UBS RMA

Performance and portfolio characteristics at a glance (unaudited) (continued)

UBS RMA Tax-Free Fund Inc.

Yields and characteristics	06/30/09		12/31/08		06/30/08
Seven-day current yield(1)	0.01%		0.53%		1.05%
Seven-day effective yield(1)	0.01		0.54		1.05
Weighted average maturity(2)	13	days	27	days	22	days
Net assets (bn)	$5.9		$7.5		$7.4

Portfolio composition(3)	06/30/09		12/31/08		06/30/08
Municipal bonds and notes	89.4%		80.5%		89.0%
Tax-exempt commercial paper	7.7		11.4		9.3
Money market funds	2.0		3.0		3.3
Time deposit	0.3		–		–
Repurchase agreement	–		4.9		–
Other assets less liabilities	0.6		0.2		(1.6)
Total	100.0%		100.0%		100.0%

UBS RMA California Municipal Money Fund

Yields and characteristics	06/30/09		12/31/08		06/30/08
Seven-day current yield(1)	0.01%		0.31%		0.98%
Seven-day effective yield(1)	0.01		0.31		0.98
Weighted average maturity(2)	12	days	21	days	26	days
Net assets (bn)	$1.2		$1.8		$1.8

Portfolio composition(3)	06/30/09		12/31/08		06/30/08
Municipal bonds and notes	89.0%		82.3%		93.9%
Tax-exempt commercial paper	9.1		12.8		5.9
Money market fund	1.4		1.8		2.5
Repurchase agreement	–		3.0		–
Other assets less liabilities	0.5		0.1		(2.3)
Total	100.0%		100.0%		100.0%

(1)

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

(2)	The Funds are actively managed and their weighted average maturities will differ over time.

(3)	Weightings represent percentages of net assets as of the dates indicated. The Funds are actively managed and their compositions will vary over time.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Notwithstanding the preceding statements, the Funds are participating in the US Treasury’s Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Funds made after September 19, 2008, and is scheduled to expire on September 18, 2009. For more information about the Program’s scope and limitations, please see the Fund’s prospectus.

Not FDIC Insured. May lose value. No bank guarantee.

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UBS RMA

Performance and portfolio characteristics at a glance (unaudited) (concluded)

UBS RMA New York Municipal Money Fund

Yields and characteristics	06/30/09		12/31/08		06/30/08
Seven-day current yield(1)	0.01%		0.42%		0.94%
Seven-day effective yield(1)	0.01		0.42		0.95
Weighted average maturity(2)	12	days	17	days	18	days
Net assets (bn)	$1.1		$1.4		$1.4

Portfolio composition(3)	06/30/09		12/31/08		06/30/08
Municipal bonds and notes	89.3%		94.4%		89.8%
Tax-exempt commercial paper	5.7		1.7		8.1
Money market fund	1.6		1.3		1.0
Time deposit	0.1		–		–
Repurchase agreement	–		2.4		–
Other assets less liabilities	3.3		0.2		1.1
Total	100.0%		100.0%		100.0%

UBS RMA New Jersey Municipal Money Fund

Yields and characteristics	06/30/09		12/31/08		06/30/08
Seven-day current yield(1)	0.01%		0.39%		0.84%
Seven-day effective yield(1)	0.01		0.39		0.84
Weighted average maturity(2)	17	days	25	days	19	days
Net assets (mm)	$299.8		$371.8		$345.6

Portfolio composition(3)	06/30/09		12/31/08		06/30/08
Municipal bonds and notes	86.2%		76.8%		92.7%
Tax-exempt commercial paper	9.8		9.8		4.5
Time deposit	2.1		–		–
Money market fund	1.7		1.1		1.7
Repurchase agreement	–		12.1		–
Other assets less liabilities	0.2		0.2		1.1
Total	100.0%		100.0%		100.0%

(1)

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

(2)	The Funds are actively managed and their weighted average maturities will differ over time.

(3)	Weightings represent percentages of net assets as of the dates indicated. The Funds are actively managed and their compositions will vary over time.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Notwithstanding the preceding statements, the Funds are participating in the US Treasury’s Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Funds made after September 19, 2008, and is scheduled to expire on September 18, 2009. For more information about the Program’s scope and limitations, please see the Fund’s prospectus.

Not FDIC Insured. May lose value. No bank guarantee.

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UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
US government and agency obligations—27.33%
Federal Farm Credit Bank 0.800%, due 12/21/09(1)	$58,000,000	$57,777,022
Federal Home Loan Bank 0.200%, due 07/08/09(1)	117,000,000	116,995,450
2.820%, due 07/10/09	130,000,000	130,000,000
0.450%, due 07/13/09(1)	128,500,000	128,480,725
0.499%, due 07/13/09(2)	175,000,000	175,000,000
0.220%, due 08/10/09(1)	200,000,000	199,951,111
0.650%, due 09/10/09(2)	175,000,000	175,141,402
0.205%, due 09/30/09(1)	250,000,000	249,870,451
Federal Home Loan Mortgage Corp.* 0.630%, due 07/01/09(2)	266,500,000	266,500,000
0.420%, due 07/20/09(1)	67,000,000	66,985,148
0.238%, due 07/28/09(2)	166,500,000	166,485,306
0.240%, due 08/03/09(1)	59,157,000	59,143,985
0.400%, due 08/10/09(1)	66,825,000	66,795,300
0.400%, due 08/11/09(1)	150,000,000	149,931,667
0.255%, due 10/19/09(1)	50,000,000	49,961,042
0.520%, due 11/03/09(1)	85,500,000	85,345,625
0.530%, due 12/30/09(1)	51,107,000	50,970,062
0.450%, due 02/22/10(1)	200,000,000	199,410,000
Federal National Mortgage Association* 0.410%, due 07/01/09(2)	225,500,000	225,500,000
1.029%, due 07/13/09(2)	180,000,000	180,000,000
0.160%, due 07/20/09(1)	355,000,000	354,970,022
0.295%, due 11/16/09(1)	72,000,000	71,918,580
0.530%, due 12/21/09(1)	230,000,000	229,414,203
0.510%, due 12/22/09(1)	50,000,000	49,876,750
US Treasury Bills 0.173%, due 07/16/09(1),(3)	338,500,000	338,475,670
0.187%, due 08/06/09(1)	280,000,000	279,947,780
0.235%, due 11/19/09(1)	375,000,000	374,654,844
Total US government and agency obligations (cost—$4,499,502,145)		4,499,502,145
Time deposit—1.21%
Banking-non-US—1.21%
Societe Generale, Cayman Islands 0.050%, due 07/01/09 (cost—$200,000,000)	200,000,000	200,000,000

14

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Bank notes—1.86%
Banking-US—1.86%
HSBC Bank USA, Inc. 3.875%, due 09/15/09	$25,000,000	$25,028,657
Wells Fargo Bank N.A. 0.413%, due 07/20/09(2)	130,000,000	130,000,000
Westpac Banking Corp. 1.439%, due 07/14/09(2)	151,500,000	151,500,000
Total bank notes (cost—$306,528,657)		306,528,657
Certificates of deposit—13.40%
Banking-non-US—12.36%
Bank of Nova Scotia 1.100%, due 05/11/10	40,000,000	40,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.300%, due 07/30/09	248,500,000	248,500,000
BNP Paribas 0.470%, due 08/12/09	177,000,000	177,000,000
3.180%, due 08/24/09	52,500,000	52,500,000
0.500%, due 11/25/09	84,000,000	84,000,000
Calyon N.A., Inc. 0.530%, due 12/18/09	79,500,000	79,500,000
Deutsche Bank AG 0.620%, due 07/08/09	100,000,000	100,000,000
0.610%, due 07/27/09	75,000,000	75,000,000
Fortis Bank NV-SA 0.380%, due 07/24/09	50,000,000	50,000,000
Natixis 0.950%, due 07/07/09	109,000,000	109,000,000
Rabobank Nederland NV 0.700%, due 07/02/09	177,500,000	177,500,000
0.520%, due 12/07/09	85,000,000	85,000,000
Royal Bank of Canada 0.280%, due 08/24/09	130,000,000	130,000,000
Royal Bank of Scotland 0.330%, due 07/10/09	200,000,000	200,000,000
Societe Generale 0.810%, due 08/31/09	92,000,000	92,000,000

15

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Svenska Handelsbanken 1.459%, due 07/13/09(2)	125,000,000	125,000,000
0.350%, due 08/24/09	85,000,000	85,000,000
Toronto-Dominion Bank 1.150%, due 08/20/09	$125,000,000	$125,025,626
		2,035,025,626
Banking-US—1.04%
Bank of America N.A. 0.400%, due 09/10/09	170,250,000	170,250,000
Total certificates of deposit (cost—$2,205,275,626)		2,205,275,626
Commercial paper(1)—39.01%
Asset backed-miscellaneous—21.81%
Amsterdam Funding Corp. 0.850%, due 07/01/09	56,000,000	56,000,000
0.730%, due 07/17/09	75,000,000	74,975,667
0.320%, due 07/20/09	75,000,000	74,987,333
0.500%, due 08/03/09	50,000,000	49,977,083
0.480%, due 08/14/09	94,959,000	94,903,291
Atlantic Asset Securitization LLC 0.550%, due 07/02/09	125,000,000	124,998,090
0.410%, due 07/06/09	75,000,000	74,995,729
0.500%, due 07/17/09	55,000,000	54,987,778
0.310%, due 07/20/09	100,000,000	99,983,639
Barton Capital LLC 0.270%, due 07/01/09	110,027,000	110,027,000
0.270%, due 07/16/09	50,000,000	49,994,375
0.280%, due 07/16/09	85,026,000	85,016,080
0.270%, due 07/20/09	73,022,000	73,011,594
Chariot Funding LLC 0.230%, due 07/08/09	61,038,000	61,035,270
0.270%, due 07/14/09	75,000,000	74,992,688
Enterprise Funding Co. LLC 0.380%, due 08/21/09	50,056,000	50,029,053
0.390%, due 08/24/09	64,165,000	64,127,463

16

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Commercial paper(1)—(continued)
Asset backed-miscellaneous—(continued)
Fairway Finance Co. LLC 0.530%, due 07/08/09	$104,155,000	$104,144,266
0.450%, due 08/03/09	40,053,000	40,036,478
Falcon Asset Securitization Co. LLC 0.270%, due 07/17/09	75,019,000	75,009,998
Jupiter Securitization Co. LLC 0.240%, due 07/01/09	81,019,000	81,019,000
0.260%, due 07/16/09	53,200,000	53,194,237
Kitty Hawk Funding Corp. 0.280%, due 07/15/09	75,127,000	75,118,820
0.360%, due 08/24/09	191,334,000	191,230,680
0.370%, due 08/24/09	60,340,000	60,306,511
0.360%, due 08/25/09	96,891,000	96,837,710
Market Street Funding LLC 0.350%, due 08/18/09	150,000,000	149,930,000
Old Line Funding Corp. 0.600%, due 07/01/09	100,000,000	100,000,000
0.270%, due 07/17/09	50,000,000	49,994,000
0.410%, due 08/14/09	50,000,000	49,974,944
0.360%, due 09/08/09	13,024,000	13,015,013
0.360%, due 09/09/09	40,033,000	40,004,977
Ranger Funding Co. LLC 0.280%, due 07/17/09	45,000,000	44,994,400
0.430%, due 08/14/09	145,150,000	145,073,716
Sheffield Receivables Corp. 0.275%, due 07/07/09	130,000,000	129,994,042
0.500%, due 07/07/09	50,000,000	49,995,833
0.300%, due 07/08/09	76,000,000	75,995,567
0.285%, due 07/27/09	50,000,000	49,989,708
Thames Asset Global Securitization No. 1 0.260%, due 07/06/09	76,760,000	76,757,228
0.300%, due 07/07/09	130,049,000	130,042,498
0.300%, due 07/15/09	70,000,000	69,991,833
Thunderbay Funding 0.600%, due 07/01/09	68,684,000	68,684,000
Windmill Funding Corp. 0.280%, due 07/14/09	239,700,000	239,675,764

17

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Commercial paper(1)—(continued)
Asset backed-miscellaneous—(concluded)
Yorktown Capital LLC 0.380%, due 08/21/09	$55,522,000	$55,492,111
		3,590,545,467
Asset backed-security—1.47%
Clipper Receivables Co. LLC 0.300%, due 08/03/09	242,000,000	241,933,450
Banking-non-US—2.87%
Australia & New Zealand Banking Group Ltd. 0.345%, due 09/21/09	175,000,000	174,862,479
Bank of Nova Scotia 0.430%, due 11/17/09	44,650,000	44,575,869
Dnb NOR ASA 1.000%, due 08/04/09	97,000,000	96,908,389
Svenska Handelsbanken 0.540%, due 08/05/09	156,000,000	155,918,100
		472,264,837
Banking-US—8.38%
Calyon N.A., Inc. 1.020%, due 07/29/09	179,500,000	179,357,597
0.410%, due 09/01/09	86,000,000	85,939,274
Danske Corp. 0.410%, due 08/18/09	75,000,000	74,959,000
0.365%, due 09/16/09	175,000,000	174,863,378
Dexia Delaware LLC 0.350% , due 07/02/09	225,000,000	224,997,813
ING (US) Funding LLC 0.990%, due 07/13/09	150,000,000	149,950,500
0.410%, due 08/12/09	50,000,000	49,976,083
Morgan (JP) Chase & Co. 0.500%, due 11/09/09	80,000,000	79,854,444
Morgan (JP) Chase Funding, Inc. 0.310%, due 09/03/09	175,000,000	174,903,556
Societe Generale N.A., Inc. 0.600%, due 08/06/09	185,000,000	184,889,000
		1,379,690,645

18

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Commercial paper(1)—(concluded)
Energy-integrated—1.97%
Chevron Corp. 0.200%, due 07/08/09	$70,000,000	$69,997,278
0.220%, due 07/09/09	115,000,000	114,994,378
Chevron Funding Corp. 0.220%, due 07/15/09	140,000,000	139,988,022
		324,979,678
Finance-captive automotive—1.22%
Toyota Motor Credit Corp. 0.250%, due 07/06/09	200,000,000	199,993,056
Food/beverage—0.26%
Nestle Capital Corp. 0.650%, due 02/16/10	43,000,000	42,821,430
Pharmaceuticals—1.03%
Pfizer, Inc. 0.250%, due 09/16/09	50,000,000	49,973,264
0.250%, due 09/17/09	40,000,000	39,978,333
0.400%, due 12/08/09	80,000,000	79,857,778
		169,809,375
Total commercial paper (cost—$6,422,037,938)		6,422,037,938
Short-term corporate obligations—4.71%
Banking-non-US—2.63%
Lloyds TSB Group PLC 1.286%, due 08/07/09(2),(4)	160,000,000	160,000,000
Nordea Bank AB 1.449%, due 07/24/09(2),(4)	101,500,000	101,500,000
Rabobank Nederland NV 0.948%, due 07/09/09(2),(4)	172,000,000	172,000,000
		433,500,000
Banking-US—1.45%
HSBC Bank USA, Inc. 1.559%, due 07/14/09(2)	128,000,000	128,000,000
Wells Fargo Bank N.A. 0.782%, due 09/23/09(2)	110,469,000	110,575,164
		238,575,164

19

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Short-term corporate obligations—(concluded)
Finance-captive automotive—0.63%
Toyota Motor Credit Corp. 0.670%, due 07/01/09(2)	$103,000,000	$103,000,000
Total short-term corporate obligations (cost—$775,075,164)		775,075,164
Repurchase agreements—12.46%

Repurchase agreement dated 06/30/09 with Bank of America, 0.060% due 07/01/09, collateralized by $13,050,000 Federal Farm Credit Bank obligations, 0.320% to 5.375% due 07/20/09 to 01/17/17, $66,972,000 Federal Home Loan Bank obligations, zero coupon to 6.500% due 07/01/09 to 03/14/36, $92,279,000 Federal Home Loan Mortgage Corp. obligations, zero coupon to 6.875% due 07/13/09 to 03/06/37, $50,453,000 Federal Home Loan Mortgage Corp. Coupon Strips obligations, zero coupon due 07/15/09 to 07/15/32, $4,461,000 Federal Home Loan Mortgage Corp. Principal Strips obligations, zero coupon due 01/18/10 to 07/15/32, $28,614,000 Federal National Mortgage Association obligations, zero coupon to 5.730% due 07/01/09 to 01/22/37, $134,613,000 Federal National Mortgage Association Interest Strips obligations, zero coupon due 11/15/09 to 11/15/30 and $10,984,000 Federal National Mortgage Association Principal Strips obligations, zero coupon due 05/15/11 to 11/15/30; (value—$306,000,301), proceeds: $300,000,500

	300,000,000	300,000,000
Repurchase agreement dated 06/30/09 with Deutsche Bank Securities, Inc., 0.080% due 07/01/09, collateralized by $2,760,000 Federal Home Loan Bank obligations, 3.125% due 06/10/11 and $50,000,000 Federal Home Loan Mortgage Corp. obligations, zero coupon due 08/17/09; (value—$52,840,186); proceeds: $51,800,115	51,800,000	51,800,000
Repurchase agreement dated 06/30/09 with Goldman Sachs & Co., 0.040% due 07/01/09, collateralized by $367,545,000 Federal Home Loan Bank obligations, 2.550% to 6.250% due 06/01/10 to 05/18/29, $559,948,000 Federal Home Loan Mortgage Corp. obligations, zero coupon to 6.750% due 07/20/09 to 04/16/37 and $543,264,000 Federal National Mortgage Association obligations, zero coupon to 7.250% due 07/13/09 to 08/06/38; (value—$1,530,000,937); proceeds $1,500,001,667	1,500,000,000	1,500,000,000

20

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 06/30/09 with Morgan Stanley & Co., 0.030% due 07/01/09, collateralized by $10,090,000 Federal Home Loan Mortgage Corp. obligations, 3.500% due 02/04/11 and $188,100,000 Tennessee Valley Authority obligations, zero coupon to 5.880% due 09/17/09 to 04/01/36; (value—$205,365,200); proceeds: $200,000,167	$200,000,000	$200,000,000
Repurchase agreement dated 06/30/09 with State Street Bank & Trust Co., 0.000% due 07/01/09, collateralized by $417 Federal Home Loan Mortgage Corp. obligations, 5.755% due 08/27/14 and $81,189 US Treasury Bill, zero coupon due 08/27/09; (value—$81,601): proceeds: $80,000	80,000	80,000
Total repurchase agreements (cost—$2,051,880,000)		2,051,880,000
	Number of shares
Investments of cash collateral from securities loaned—0.66%
Money market fund(5)—0.66%
UBS Private Money Market Fund LLC(6) 0.390% (cost—$108,008,820)	108,008,820	108,008,820
Total investments (cost—$16,568,308,350 which approximates cost for federal income tax purposes)—100.64%		16,568,308,350
Liabilities in excess of other assets—(0.64)%		(105,804,859)
Net assets (applicable to 16,462,223,241 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$16,462,503,491
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.
(1)	Interest rates shown are the discount rates at date of purchase.
(2)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of June 30, 2009 and reset periodically.
(3)	Security, or a portion thereof, was on loan. At June 30, 2009, the total market value of securities on loan was $105,886,584, and the total collateral held by the Portfolio amounted to $108,008,820.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 2.63% of net assets as of June 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5)	Rates shown reflect yield at June 30, 2009.

21

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

(6)	The table below details the Portfolio’s transaction activity in an affiliated issuer for the year ended June 30, 2009. The advisor earns a management fee from UBS Private Money Market LLC.

Security description	Value at 06/30/08	Purchases during the year ended 06/30/09	Sales during the year ended 06/30/09	Value at 06/30/09	Net income earned from affiliate for the year ended 06/30/09
UBS Private Money Market Fund LLC	$379,088,524	$6,084,357,103	$6,355,436,807	$108,008,820	$2,523,992

The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Portfolio’s investments.

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$4,499,502,145	$—	$4,499,502,145
Time deposit	—	200,000,000	—	200,000,000
Bank notes	—	306,528,657	—	306,528,657
Certificates of deposit	—	2,205,275,626	—	2,205,275,626
Commercial paper	—	6,422,037,938	—	6,422,037,938
Short-term corporate obligations	—	775,075,164	—	775,075,164
Repurchase agreements	—	2,051,880,000	—	2,051,880,000
Investments of cash collateral from securities loaned	—	108,008,820	—	108,008,820
Total	$—	$16,568,308,350	$—	$16,568,308,350

22

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2009

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	80.1%
France	3.6
Japan	3.3
Sweden	2.8
Netherlands	2.6
Canada	2.0
Cayman Islands	1.2
Germany	1.1
Australia	1.1
United Kingdom	1.0
Norway	0.6
Belgium	0.3
Switzerland	0.3
Total	100.0%

Weighted average maturity—39 days

See accompanying notes to financial statements

23

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
US government and agency obligations—55.20%
Federal Home Loan Bank 0.450%, due 07/13/09(1)	$50,000,000	$49,992,500
0.499%, due 07/13/09(2)	100,000,000	100,000,000
0.200%, due 07/15/09(1)	138,063,000	138,052,262
0.220%, due 08/10/09(1)	50,000,000	49,987,778
0.230%, due 09/28/09(1)	150,000,000	149,914,708
0.210%, due 09/29/09(1)	95,000,000	94,950,125
0.550%, due 10/13/09(1)	50,000,000	49,920,556
0.530%, due 12/07/09(1)	98,700,000	98,468,960
0.600%, due 06/21/10	40,000,000	39,969,707
Federal Home Loan Mortgage Corp.* 0.630%, due 07/01/09(2)	50,000,000	50,000,000
0.219%, due 07/06/09(2)	50,000,000	50,000,000
0.180%, due 07/20/09(1)	97,500,000	97,490,737
0.288%, due 07/20/09(2)	100,000,000	100,007,471
0.680%, due 08/10/09(1)	152,320,000	152,204,914
0.150%, due 08/24/09(1)	103,000,000	102,976,825
0.250%, due 09/23/09(1)	150,000,000	149,912,500
1.550%, due 11/13/09(1)	100,000,000	99,418,750
0.290%, due 11/16/09(1)	100,000,000	99,888,833
Federal National Mortgage Association* 0.180%, due 07/02/09(1)	150,000,000	149,999,250
1.029%, due 07/13/09(2)	150,000,000	150,000,000
5.125%, due 07/13/09	59,053,000	59,143,938
1.600%, due 08/03/09(1)	75,000,000	74,890,000
0.200%, due 09/28/09(1)	30,000,000	29,985,167
1.050%, due 10/01/09(1)	50,000,000	49,865,833
0.470%, due 02/22/10(1)	51,325,000	51,166,862
US Treasury Bills 1.050%, due 07/30/09(1)	100,000,000	99,915,417
0.186%, due 08/06/09(1)	110,000,000	109,979,595
1.941%, due 09/24/09(1)	50,000,000	49,770,913
US Treasury Notes 2.000%, due 02/28/10	75,000,000	75,797,061
Total US government and agency obligations (cost—$2,573,670,662)		2,573,670,662

24

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Repurchase agreements—44.77%
Repurchase agreement dated 06/30/09 with Bank of America, 0.010% due 07/01/09, collateralized by $318,203,100 US Treasury Notes, 4.500% due 11/15/10; (value—$336,600,012); proceeds: $330,000,092	$330,000,000	$330,000,000
Repurchase agreement dated 06/30/09 with Barclays Bank PLC, 0.010% due 07/01/09, collateralized by $191,992,700 US Treasury Notes, 1.375% to 3.125% due 04/15/12 to 12/31/13 and $26,160,620 US Treasury Bond Interest Strips, zero coupon due 11/15/21; (value—$204,000,000); proceeds: $200,000,056	200,000,000	200,000,000
Repurchase agreement dated 06/30/09 with Deutsche Bank Securities, Inc., 0.010% due 07/01/09, collateralized by $316,533,135 US Treasury Bond Interest Strips, zero coupon due 08/15/17 to 02/15/34, $12,232,000 US Treasury Bonds, 6.125% due 08/15/29, $20,896,200 US Treasury Inflation Index Notes, 3.500% due 01/15/11 and $97,276,500 US Treasury Notes, 3.375% to 4.500% due 11/30/12 to 02/15/16; (value—$313,446,033); proceeds: $307,300,085	307,300,000	307,300,000
Repurchase agreement dated 06/30/09 with Goldman Sachs & Co., 0.010% due 07/01/09, collateralized by $930,332,900 US Treasury Inflation Index Notes, 2.000% to 2.625% due 01/15/16 to 07/15/17; (value—$1,020,000,016); proceeds: $1,000,000,278	1,000,000,000	1,000,000,000
Repurchase agreement dated 06/30/09 with Morgan Stanley & Co., 0.005% due 07/01/09, collateralized by $249,007,100 US Treasury Notes, 3.750% due 11/15/18; (value—$255,000,078); proceeds: $250,000,035	250,000,000	250,000,000

25

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 06/30/09 with State Street Bank & Trust Co., 0.000% due 07/01/09, collateralized by $422 Federal Home Loan Mortgage Corp. obligations, 5.755% due 08/27/14 and $82,204 US Treasury Bill, zero coupon due 08/27/09; (value—$82,621): proceeds: $81,000	$81,000	$81,000
Total repurchase agreements (cost—$2,087,381,000)		2,087,381,000
Total investments (cost—$4,661,051,662 which approximates cost for federal income tax purposes)—99.97%		4,661,051,662
Other assets in excess of liabilities—0.03%		1,332,190
Net assets (applicable to 4,662,383,852 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$4,662,383,852
*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.
(1)	Interest rates shown are the discount rates at date of purchase.
(2)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rate as of June 30, 2009, and reset periodically.

Weighted average maturity—38 days

26

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2009

The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Portfolio’s investments.

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$2,573,670,662	$—	$2,573,670,662
Repurchase agreements	—	2,087,381,000	—	2,087,381,000
Total	$—	$4,661,051,662	$—	$4,661,051,662

See accompanying notes to financial statements

27

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—89.38%
Alabama—0.61%
Mobile Industrial Development Board, Dock and Wharf Revenue Refunding (Holnam, Inc. Project), Series A, 0.320%, VRD	$15,665,000	$15,665,000
Montgomery Industrial Development Board Pollution Control & Solid Waste Disposal Refunding (General Electric Co. Project), 0.200%, VRD	20,150,000	20,150,000
		35,815,000
Alaska—1.94%
Alaska International Airports Revenue Refunding (System), Series A, 0.280%, VRD	7,000,000	7,000,000
Valdez Marine Terminal Revenue Refunding (BP Pipelines, Inc. Project), 0.210%, VRD	21,600,000	21,600,000
Series A, 0.250%, VRD	19,200,000	19,200,000
Series B, 0.250%, VRD	11,640,000	11,640,000
Series C, 0.250%, VRD	19,600,000	19,600,000
Valdez Marine Terminal Revenue Refunding (ExxonMobil Pipeline Co. Project), Series A, 0.170%, VRD	18,000,000	18,000,000
Series B, 0.170%, VRD	4,800,000	4,800,000
Series C, 0.170%, VRD	11,900,000	11,900,000
		113,740,000
Arizona—1.59%
Apache County Industrial Development Authority (Tucson Electric Power Co.-Springerville Project), Series B, 0.400%, VRD	11,200,000	11,200,000
Series C, 0.350%, VRD	35,000,000	35,000,000
Arizona Board of Regents Certificates of Participation (Morgan Stanley Floater Certificates), Series 1918 (AMBAC Insured), 0.290%, VRD(1),(2)	16,780,000	16,780,000

28

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Arizona—(concluded)
Pima County Industrial Development Authority Revenue (Industrial Development-Tucson Electric Power), 0.250%, VRD	$10,000,000	$10,000,000
Pima County Industrial Development Authority (Tucson Electric Power Co.-Irvington Project), Series A, 0.400%, VRD	8,200,000	8,200,000
Salt River Project Agricultural Improvement & Power District Electric Systems Revenue (JP Morgan Chase PUTTERs), Series 3030, 0.280%, VRD(1),(2)	6,460,000	6,460,000
Series 3242, 0.280%, VRD(1),(2)	5,695,000	5,695,000
		93,335,000
California—2.70%
California Health Facilities Financing Authority Revenue (Kaiser Permanente), Series C, 0.200%, VRD	11,100,000	11,100,000
California Statewide Communities Development Authority Revenue (Cottage Health Systems), Series A, 0.160%, VRD	50,000,000	50,000,000
California Statewide Communities Development Authority Revenue (Kaiser Permanente), Series A, 0.200%, VRD	3,300,000	3,300,000
Series C, 0.170%, VRD	22,160,000	22,160,000
Series M, 0.200%, VRD	6,800,000	6,800,000
California Statewide Communities Development Authority Revenue, Series J, 0.200%, VRD	10,000,000	10,000,000
Series L, 0.200%, VRD	10,100,000	10,100,000
Whittier Health Facilities Revenue (Presbyterian Intercommunity), Series A, 0.120%, VRD	34,100,000	34,100,000
Series C, 0.160%, VRD	10,500,000	10,500,000
		158,060,000

29

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—0.75%
Aurora Water Improvement Revenue (JP Morgan PUTTERs), Series 2010 (AMBAC Insured), 0.550%, VRD(1),(2)	$15,085,000	$15,085,000
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation Board Program), Series C-6, 0.230%, VRD	3,000,000	3,000,000
Series C-7, 0.230%, VRD	5,100,000	5,100,000
Colorado Educational & Cultural Facilities Authority Revenue (Nature Conservancy Project), Series A, 0.250%, VRD	2,100,000	2,100,000
Colorado Health Facilities Authority Revenue (Exampla, Inc.), 0.160%, VRD	3,900,000	3,900,000
Colorado Health Facilities Authority Revenue Refunding (The Evangelical), 0.330%, VRD	3,940,000	3,940,000
El Paso County Revenue (YMCA Pikes Peak Region Project), 0.270%, VRD	10,845,000	10,845,000
		43,970,000
Connecticut—1.66%
Connecticut State Health & Educational Facilities Authority Revenue (Yale University), Series V-1, 0.150%, VRD	7,580,000	7,580,000
Series V-2, 0.150%, VRD	19,670,000	19,670,000
Series X-2, 0.170%, VRD	48,175,000	48,175,000
Series Y-2, 0.150%, VRD	13,645,000	13,645,000
Series Y-3, 0.150%, VRD	1,900,000	1,900,000
Connecticut State, Series C, 4.000%, due 11/01/09	6,500,000	6,540,952
		97,510,952
Delaware—0.32%
Delaware River & Bay Authority Revenue Refunding, 0.120%, VRD	3,800,000	3,800,000

30

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Delaware—(concluded)
University of Delaware Revenue, 0.320%, VRD	$1,090,000	$1,090,000
Series A, 0.350%, VRD	13,670,000	13,670,000
		18,560,000
District of Columbia—0.31%
District of Columbia Revenue (George Washington University), Series C, 0.270%, VRD	9,025,000	9,025,000
District of Columbia, Series C, 0.250%, VRD	9,270,000	9,270,000
		18,295,000
Florida—2.34%
Florida State Board of Education (Public Education Capital Outlay Bonds), Series C (Bank of America Austin Certificates, Series 2008-1054), 0.300%, VRD(1),(2)	13,225,000	13,225,000
Series E (Bank of America Austin Certificates, Series 2008-1059), 0.300%, VRD(1),(2)	8,335,000	8,335,000
Gainesville Utilities System Revenue, Series B, 0.250%, VRD	7,335,000	7,335,000
JEA Electric System Revenue, Series B-3, 0.320%, VRD	20,425,000	20,425,000
Series Three-C-1, 0.200%, VRD	12,365,000	12,365,000
Series Three-C-2, 0.200%, VRD	22,810,000	22,810,000
Series Three-C-3, 0.270%, VRD	11,280,000	11,280,000
Subseries D, 0.320%, VRD	7,820,000	7,820,000
Lee Memorial Health System Hospital Revenue, Series C, 0.280%, VRD	2,000,000	2,000,000
Miami Health Facilities Authority Health System Revenue (Catholic Health East), 0.150%, VRD	4,370,000	4,370,000

31

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Orange County Health Facilities Authority Revenue (Hospital-Orlando Regional), Series E, 0.290%, VRD	$4,500,000	$4,500,000
Orange County Tourist Development Tax Revenue (Pre-refunded with State & Local Government Securities to 10/01/09 @ 100) (AMBAC Insured), 5.750%, due 10/01/09	14,745,000	14,869,066
Pinellas County Health Facilities Authority Revenue (Health System Baycare Health), Series A1 0.300%, VRD	7,500,000	7,500,000
		136,834,066
Georgia—4.88%
Atlanta Tax Allocation (Westside Project), Series A, 0.270%, VRD	31,095,000	31,095,000
Atlanta Water & Wastewater Revenue, 0.270%, VRD	75,695,000	75,695,000
De Kalb County Development Authority Revenue (Atlanta Jewish Community Center), 0.320%, VRD	3,665,000	3,665,000
Houston County Hospital Authority Revenue, 0.320%, VRD	5,885,000	5,885,000
Private Colleges & Universities Authority Revenue (Emory University), Series A, (Mandatory Put 07/07/09 @ 100), 1.750%, due 07/07/09	8,000,000	8,000,000
Series B, 0.170%, VRD	14,235,000	14,235,000
Series B-1, 0.100%, VRD	10,000,000	10,000,000
Series B-2, 0.120%, VRD	45,200,000	45,200,000
Series B-3, 0.140%, VRD	14,475,000	14,475,000
Series C-3, 0.120%, VRD	7,800,000	7,800,000
Series C-4, 0.120%, VRD	18,325,000	18,325,000
Series C5, 0.140%, VRD	36,325,000	36,325,000

32

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
South Fulton Municipal Regional Water & Sewer Authority Revenue, 0.320%, VRD	$15,000,000	$15,000,000
		285,700,000
Idaho—0.71%
Idaho Health Facilities Authority Revenue (St. Lukes Health System Project), Series B, 0.220%, VRD	13,000,000	13,000,000
Idaho Tax Anticipation Notes, 2.500%, due 06/30/10	28,000,000	28,583,800
		41,583,800
Illinois—4.03%
Chicago Board of Education Refunding (Dedicated Revenues), Series A-1, 0.300%, VRD	4,900,000	4,900,000
Chicago Board of Education Refunding, Series B, 0.180%, VRD	7,650,000	7,650,000
Chicago (Citigroup Eagle Class A Certificates 20070059) (FGIC Insured), 0.400%, VRD(1),(2)	17,500,000	17,500,000
Chicago (Neighborhoods Alive 21), Series B, 0.200%, VRD	11,635,000	11,635,000
Chicago Water Revenue, Subseries 04-3, 0.300%, VRD	3,225,000	3,225,000
Chicago O’Hare International Airport Revenue (Second Lien), Series C, 0.460%, VRD	46,700,000	46,700,000
Chicago (Pre-refunded with REFCORP Strips and State and Local Government Securities to 07/01/10 @ 101), Series A, 6.750%, due 07/01/10	3,660,000	3,922,517
Cook County (Capital Improvement), Series B, 0.370%, VRD	10,000,000	10,000,000
Cook County (JP Morgan PUTTERs, Series 1269) (AMBAC Insured), 0.550%, VRD(1),(2)	8,010,000	8,010,000
Cook County Sales Tax Anticipation Notes, 3.000%, due 08/03/09	12,300,000	12,315,494
Cook County School District No. 036 Winnetka (Morgan Stanley Floater Certificates), Series 1919, 0.250%, VRD(1),(2)	9,575,000	9,575,000

33

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Development Finance Authority Revenue (Chicago Symphony Orchestra), 0.200%, VRD	$11,400,000	$11,400,000
Illinois Development Finance Authority Revenue (Francis W. Parker School Project), 0.300%, VRD	14,100,000	14,100,000
Illinois Development Finance Authority Revenue (Lyric Opera Chicago Project), 0.200%, VRD	10,200,000	10,200,000
Illinois Finance Authority Revenue (Advocate Health Care), Subseries B-5, 0.260%, VRD	18,210,000	18,210,000
Illinois Finance Authority Revenue (Beloit Memorial Hospital Inc.), Series A, (Radian Group, Inc. Insured), 0.300%, VRD	8,425,000	8,425,000
Illinois Finance Authority Revenue (Carle Foundation), Series C, 0.200%, VRD	1,800,000	1,800,000
Illinois Finance Authority Revenue (Cristo Rey Jesuit School Project), 0.400%, VRD	7,300,000	7,300,000
Illinois Finance Authority Revenue Refunding (University of Chicago), Series C, 0.200%, VRD	7,900,000	7,900,000
Illinois Finance Authority Revenue (Rush University Medical Center), Series A, 0.220%, VRD	3,700,000	3,700,000
Lombard Revenue (National University Health Sciences Project), 0.350%, VRD	8,645,000	8,645,000
Western Springs Special Assesment (Timber Trails Project), 0.520%, VRD	9,161,000	9,161,000
		236,274,011
Indiana—2.99%
Indiana Development Finance Authority Revenue (Educational Facilities-Eiteljorg Museum), 0.350%, VRD	9,400,000	9,400,000
Indiana Finance Authority Environmental Revenue Refunding (Duke Energy Industrial Project), Series A-1, 0.450%, VRD(3)	6,000,000	6,000,000

34

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Indiana—(concluded)
Indiana Finance Authority Environmental Revenue Refunding (Duke Energy Industrial Project), (concluded) Series A-3, 0.450%, VRD	$10,300,000	$10,300,000
Indiana State Finance Authority Revenue (Ascension Health), Series CR-E-1, 0.170%, VRD	11,550,000	11,550,000
Series CR-E-2, 0.170%, VRD	10,000,000	10,000,000
Series CR-E-3, 0.170%, VRD	23,000,000	23,000,000
Indiana State Finance Authority Revenue Refunding (Trinity Health), Series D-1, 0.200%, VRD	21,000,000	21,000,000
Series D-2, 0.200%, VRD	21,250,000	21,250,000
Mount Vernon Industrial Pollution Control & Solid Waste Disposal Revenue (General Electric Co. Project) 0.200%, VRD	15,000,000	15,000,000
Purdue University Revenues (Student Fee), Series S, 0.180%, VRD	3,705,000	3,705,000
St. Joseph County Industrial Educational Facilities Revenue (University of Notre Dame Du Lac Project), 0.100%, VRD	44,100,000	44,100,000
		175,305,000
Iowa—0.24%
Iowa Finance Authority Private College Revenue Facilities (Morningside College Project), 0.250%, VRD	4,500,000	4,500,000
Iowa State School Cash Anticipation Program (Iowa School Corps.), Series B, 3.000%, due 01/21/10	9,500,000	9,615,855
		14,115,855
Kentucky—1.64%
Breckinridge County Lease Program Revenue (Kentucky Association Leasing Trust), Series A, 0.180%, VRD	15,190,000	15,190,000

35

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Kentucky—(concluded)
Christian County Association of Leasing Trust Lease Program, Series A, 0.180%, VRD	$4,980,000	$4,980,000
Series B, 0.180%, VRD	27,455,000	27,455,000
Lexington-Fayette Urban County Airport Board General Airport Revenue Refunding, Series A, 0.400%, VRD(3)	8,875,000	8,875,000
Pendleton County Multi-County Lease Revenue (Associated Counties Leasing Program), 0.300%, VRD	20,000,000	20,000,000
Shelby County Lease Revenue, Series A, 0.180%, VRD	11,545,000	11,545,000
Trimble County Association of Counties Leasing Trust Lease Program Revenue, Series A, 0.180%, VRD	5,000,000	5,000,000
Williamstown League of Cities Funding Trust Lease Revenue, Series B, 0.300%, VRD	3,000,000	3,000,000
		96,045,000
Maine—0.17%
Maine Health & Higher Educational Facilities Authority Revenue (JP Morgan PUTTERs, Series 1973) (AMBAC Insured), 0.550%, VRD(1),(2)	9,875,000	9,875,000
Maryland—2.06%
Easton Revenue (William Hill Manor Facility), Series A, 0.290%, VRD	7,945,000	7,945,000
Maryland Economic Development Corp. Revenue (Howard Hughes Medical), Series A, 0.120%, VRD	19,000,000	19,000,000
Maryland State Health & Higher Educational Facilities Authority Revenue (John Hopkins University), Series A, 0.100%, VRD	29,355,000	29,355,000
Series B, 0.100%, VRD	43,930,000	43,930,000

36

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Maryland—(concluded)
Washington Suburban Sanitation District Bond Anticipation Notes, Series A, 0.350%, VRD	$20,300,000	$20,300,000
		120,530,000
Massachusetts—5.92%
Bedford Bond Anticipation Notes, 2.500%, due 07/24/09	20,000,000	20,012,414
Massachusetts Bay Transportation Authority Sales Tax Revenue, Series A-1, 0.120%, VRD	14,200,000	14,200,000
Massachusetts Development Finance Agency Revenue Refunding (Higher Education Smith College), 0.100%, VRD	12,831,000	12,831,000
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University), Series BB, 0.170%, VRD	24,915,000	24,915,000
Series L, 0.150%, VRD	29,750,000	29,750,000
Series R, 0.150%, VRD	5,000,000	5,000,000
Series Y, 0.100%, VRD	30,000,000	30,000,000
Massachusetts Health & Educational Facilities Authority Revenue (Massachusetts Institute of Technology), Series J-1, 0.170%, VRD	18,300,000	18,300,000
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System), Series D-2, 0.170%, VRD	32,000,000	32,000,000
Series I-1, 0.170%, VRD	10,000,000	10,000,000
Massachusetts Health & Educational Facilities Authority Revenue (Tufts University), Series N-1, 0.250%, VRD	7,400,000	7,400,000
Massachusetts Health & Educational Facilities Authority Revenue (Wellesley College), Series G, 0.150%, VRD	700,000	700,000

37

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts Health & Educational Facilities Authority Revenue (Wellesley College), (concluded)
Series I, 0.150%, VRD	$14,400,000	$14,400,000
Massachusetts Health & Educational Facilities Authority Revenue (Williams College), Series J, 0.120%, VRD	25,572,000	25,572,000
Massachusetts Industrial Finance Agency Revenue Capital Appreciation (Mass Biomedical), Series A-2, 2.008%, due 08/01/09(4)	2,000,000	1,996,634
Massachusetts School Building Authority Dedicated Sales Tax Revenue (Citigroup ROCS, Series RR-II-R-12193) (FSA Insured), 0.390%, VRD(1),(2)	13,115,000	13,115,000
Massachusetts State Refunding, Series C, 0.170%, VRD	20,000,000	20,000,000
Massachusetts Water Resources Authority Refunding (General), Series A, 0.470%, VRD	42,600,000	42,600,000
Series F, 0.150%, VRD	16,090,000	16,090,000
Montachusett Regional Transit Authority Revenue Anticipation Notes, 2.750%, due 08/12/09	8,000,000	8,005,120
		346,887,168
Michigan—3.29%
Michigan Hospital Finance Authority Revenue (Ascension Health), Series CR-B-1, 0.170%, VRD	22,290,000	22,290,000
Series CR-B-2, 0.170%, VRD	10,000,000	10,000,000
Series CR-B-3, 0.170%, VRD	38,600,000	38,600,000
Series CR-B-5, 0.170%, VRD	20,600,000	20,600,000
Series CR-B-6, 0.170%, VRD	17,500,000	17,500,000

38

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—(concluded)
Michigan Municipal Bond Authority Revenue Anticipation Notes (State Clean Water), 3.000%, due 07/15/09	$15,000,000	$15,012,178
Michigan State Hospital Finance Authority Revenue (Ascension Health Senior Credit), Series B-4, 0.170%, VRD	6,500,000	6,500,000
Series B-8, 0.170%, VRD	6,100,000	6,100,000
Michigan State Hospital Finance Authority Revenue (Trinity Health Credit), Series E, 0.170%, VRD	10,000,000	10,000,000
Series F, 0.150%, VRD	6,300,000	6,300,000
University of Michigan Revenues (Hospital), Series A, 0.180%, VRD	2,700,000	2,700,000
0.280%, VRD	20,280,000	20,280,000
Series B, 0.170%, VRD	9,500,000	9,500,000
University of Michigan University Revenues Refunding (Hospital), Series A-2 0.280%, VRD	2,000,000	2,000,000
University of Michigan University Revenues Refunding (Medical Service Plan), Series A-1, 0.280%, VRD	5,420,000	5,420,000
		192,802,178
Minnesota—0.76%
Arden Hills Housing & Health Care Facilities Revenue Refunding (Presbyterian Homes), Series A, 0.250%, VRD	1,800,000	1,800,000
Midwest Consortium of Municipal Utilities Revenue (Draw Down-Association Financing Program), Series B, 0.270%, VRD	10,395,000	10,395,000
Minneapolis Health Care System Revenue (Fairview Health Services), Series C, 0.160%, VRD	3,375,000	3,375,000

39

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Minnesota—(concluded)
Rochester Health Care Facilities Revenue (Mayo Clinic), Series D, (Mandatory Put 04/01/10 @ 100), 0.700%, due 04/01/10	$7,000,000	$7,000,000
Series E, 0.550%, due 05/10/10	13,000,000	13,000,000
University of Minnesota, Series A, 0.250%, VRD	9,000,000	9,000,000
		44,570,000
Mississippi—1.30%
Jackson County Pollution Control Revenue Refunding (Chevron USA, Inc. Project), 0.150%, VRD	7,100,000	7,100,000
0.220%, VRD	2,000,000	2,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone (Chevron USA, Inc. Project), Series B, 0.700%, VRD	25,000,000	25,000,000
Mississippi Business Finance Corp. Revenue (Jackson Medium Mall Foundation Project), 0.350%, VRD	9,400,000	9,400,000
Mississippi Hospital Equipment & Facilities Authority Revenue (North Mississippi Health Services), Series 1, 0.150%, VRD	13,400,000	13,400,000
Mississippi Hospital Equipment & Facilities Authority Revenue (North Mississippi), Series 1, 0.200%, VRD	9,680,000	9,680,000
Mississippi State (Capital Improvement), Series E, 0.750%, VRD	9,730,000	9,730,000
		76,310,000
Missouri—1.50%
Curators University of Missouri Systems Facilities Revenue, Series B, 0.300%, VRD	18,405,000	18,405,000
Missouri Health & Educational Facilities Authority Educational Facilities Revenue (Washington University), Series B, 0.300%, VRD	2,200,000	2,200,000
Series C, 0.270%, VRD	11,800,000	11,800,000

40

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
Missouri Health & Educational Facilities Authority Health Facilities Revenue (BJC Health System), Series A, 0.210%, VRD	$24,000,000	$24,000,000
Series C, 0.170%, VRD	6,000,000	6,000,000
Series E, 0.160%, VRD	14,700,000	14,700,000
University of Missouri University Revenues (Systems Facilities), Series B, 0.180%, VRD	10,800,000	10,800,000
		87,905,000
Montana—0.30%
Forsyth Pollution Control Revenue Refunding (PacifiCorp Project), 0.350%, VRD	2,300,000	2,300,000
Montana Facility Finance Authority Revenue (Sisters of Charity Health Systems), 0.310%, VRD	15,200,000	15,200,000
		17,500,000
New Hampshire—0.93%
Cheshire County Tax Anticipation Notes, Series A, 4.500%, due 12/31/09	6,900,000	6,933,659
New Hampshire Health & Education Facilities Authority Revenue (Barclays Capital Municipal Trust Receipts Series 7WJ), 0.300%, VRD(1),(2)	8,825,000	8,825,000
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College), 0.200%, VRD	23,650,000	23,650,000
Strafford County Bond Anticipation Notes, 3.250%, due 07/24/09	2,151,000	2,152,008
Strafford County Tax Anticipation Notes, 4.000%, due 12/31/09	3,625,000	3,638,295
Series A, 4.500%, due 12/31/09	9,500,000	9,546,378
		54,745,340

41

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey—0.18%
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health), Series D, 0.160%, VRD	$4,500,000	$4,500,000
Rutgers State University, Series G, 0.250%, VRD	6,100,000	6,100,000
		10,600,000
New Mexico—0.50%
Hurley Pollution Control Revenue (Kennecott Santa Fe), 0.250%, VRD	7,900,000	7,900,000
New Mexico Hospital Equipment Loan Council Hospital Revenue (Presbyterian Healthcare), Series C, 0.230%, VRD	10,500,000	10,500,000
Series D, 0.230%, VRD	10,700,000	10,700,000
		29,100,000
New York—2.68%
Nassau County Industrial Development Agency Civic Facilities Revenue Refunding & Improvement (Cold Spring), 0.150%, VRD	5,000,000	5,000,000
New York City (Fiscal 2008), Subseries J-10, 0.170%, VRD	11,110,000	11,110,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Columbia University), Series A, 0.170%, VRD	20,000,000	20,000,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Rockefeller University), Series A, 0.100%, VRD	18,425,000	18,425,000
Series A-2, 0.100%, VRD	16,800,000	16,800,000
Series B, 0.170%, VRD	3,500,000	3,500,000
New York State Dormitory Authority Revenue (Rockefeller University), Series A, 0.100%, VRD	10,000,000	10,000,000
New York State Dormitory Authority Revenue State Supported Debt (University of Rochester), Series B, 0.180%, VRD	4,500,000	4,500,000

42

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Urban Development Corp. Revenue (State Facilities), Series A3B, 0.770%, VRD	$54,515,000	$54,515,000
St. Lawrence County Industrial Development Civic Facilities Revenue (St. Lawrence). 0.150%, VRD	13,200,000	13,200,000
		157,050,000
North Carolina—7.19%
Charlotte Water & Sewer System Revenue Refunding, Series C, 0.320%, VRD	67,260,000	67,260,000
Charlotte Water & Sewer System Revenue, Series B, 0.270%, VRD	78,040,000	78,040,000
Mecklenburg County Certificates of Participation, 0.320%, VRD	6,500,000	6,500,000
Mecklenburg County, Series B, 0.270%, VRD	35,725,000	35,725,000
0.320%, VRD	10,000,000	10,000,000
0.320%, VRD	13,900,000	13,900,000
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue (Gardener-Webb University), 0.470%, VRD	5,250,000	5,250,000
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue (Wake Forest University), Series B, 0.170%, VRD	6,450,000	6,450,000
North Carolina Educational Facilities Finance Agency Educational Facilities Revenue (Charlotte Latin), 0.320%, VRD	5,050,000	5,050,000
North Carolina Educational Facilities Finance Agency Revenue (Duke University Project), Series A, 0.170%, VRD	1,300,000	1,300,000
Series B, 0.170%, VRD	5,785,000	5,785,000
North Carolina Medical Care Commission Health Care Facilities Revenue (First Health Carolinas), Series B, 0.250%, VRD	10,000,000	10,000,000

43

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—(concluded)
North Carolina (Public Improvement), Series D, 0.320%, VRD	$11,100,000	$11,100,000
Series F, 0.200%, VRD	15,000,000	15,000,000
Series G, 0.100%, VRD	4,650,000	4,650,000
North Carolina Refunding, Series C, 0.320%, VRD	44,895,000	44,895,000
Raleigh Certificates of Participation (Downtown Improvement Project), Series B-1, 0.280%, VRD	48,000,000	48,000,000
Rowan County Industrial Facilities & Pollution Control Financing Authority (Rowan County YMCA Project), 0.470%, VRD	2,700,000	2,700,000
University of North Carolina Hospital Chapel Hill Revenue Refunding, Series A, 0.160%, VRD	17,600,000	17,600,000
University of North Carolina Hospital Chapel Hill Revenue, Series B 0.320%, VRD	9,605,000	9,605,000
University of North Carolina University Revenues, Series B, 0.170%, VRD	8,200,000	8,200,000
Series C, 0.150%, VRD	14,290,000	14,290,000
		421,300,000
Ohio—6.51%
Butler County Capital Funding Revenue (CCAO Low Cost Capital), Series A, 0.320%, VRD	7,365,000	7,365,000
Cleveland Airport System Revenue, Series A, 0.400%, VRD(3)	3,075,000	3,075,000
Cleveland-Cuyahoga County Port Authority Revenue (Carnegie/89th Garage Project), 0.250%, VRD	35,000,000	35,000,000
Cleveland-Cuyahoga County Port Authority Revenue (Special Buildings 1&3 LLC), 0.250%, VRD	31,275,000	31,275,000

44

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—(continued)
Cleveland Water Revenue, Series R, 0.190%, VRD	$4,500,000	$4,500,000
Columbus (Purpose), Series A, 5.000%, due 09/01/09	10,125,000	10,183,312
Columbus (Sanitation Sewer), Series 1 0.170%, VRD	6,100,000	6,100,000
Columbus Sewer Revenue, Series B, 0.170%, VRD	3,060,000	3,060,000
Franklin County Hospital Revenue Refunding and Improvement (US Health Corp.), Series A, 0.180%, VRD	33,485,000	33,485,000
Franklin County Hospital Revenue Refunding (US Health Corp.), Series B, 0.180%, VRD	2,165,000	2,165,000
Kent State University Revenues (General Receipts), 0.180%, VRD	10,830,000	10,830,000
Lucas County Bond Anticipation Notes, 3.000%, due 07/30/09	7,000,000	7,007,108
Montgomery County Revenue (Catholic Health), Series B-1, 0.220%, VRD	32,250,000	32,250,000
Ohio Air Quality Development Authority Revenue Refunding (Coll Dayton Power & Light), Series B, 0.400%, VRD(3)	8,350,000	8,350,000
Ohio (Common Schools), Series D, 0.220%, VRD	42,700,000	42,700,000
Ohio Educational Facilities Communication Revenue Hospital (JP Morgan Chase PUTTERs, Series 3139), 0.280%, VRD(1),(2)	6,225,000	6,225,000
Ohio Higher Educational Facilities Revenue (Oberlin College Project), 0.190%, VRD	14,900,000	14,900,000
Series A, 0.190%, VRD	33,585,000	33,585,000
Ohio Higher Educational Facility Commission Revenue Hospital (Cleveland Clinic), Series B-3, 0.180%, VRD	29,875,000	29,875,000
Ohio Refunding Infrastructure Improvement, Series B, 0.220%, VRD	540,000	540,000
Ohio State Higher Educational Facility Commission Revenue (Hospital Cleveland Clinic), Series B-2, 0.180%, VRD	1,700,000	1,700,000

45

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—(concluded)
Ohio State University General Receipts, 0.250%, VRD	$10,000,000	$10,000,000
Series B, 0.170%, VRD	29,300,000	29,300,000
Ohio Water Development Authority Pollution Control Facilities Revenue Refunding (Firstenergy General Corp.), Series A, 0.300%, VRD	17,895,000	17,895,000
		381,365,420
Oklahoma—0.43%
Oklahoma Student Loan Authority Revenue (Senior Student Loan), Series IIA-1, 0.450%, VRD(3)	25,000,000	25,000,000
Oregon—1.10%
Clackamas County Hospital Facility Authority Revenue (Legacy Health System), Series C, 0.180%, VRD	13,700,000	13,700,000
Oregon, Series 73 H, 0.250%, VRD	44,800,000	44,800,000
Salem Hospital Facility Authority Revenue (Salem Hospital Project), Series B, 0.200%, VRD	6,000,000	6,000,000
		64,500,000
Pennsylvania—1.68%
Adams County Industrial Development Authority Revenue (Gettysburg College), Series B, 0.200%, VRD	5,000,000	5,000,000
Beaver County Industrial Development Authority Pollution Control Revenue Refunding (Firstenergy Generation), 0.300%, VRD	17,300,000	17,300,000
Lackawanna County Industrial Development Authority Revenue (Scranton Preparation School Project), 0.270%, VRD	14,700,000	14,700,000
Philadelphia Airport Revenue Refunding, Series C, 0.400%, VRD(3)	19,490,000	19,490,000
University of Pittsburgh of the Commonwealth Systems of Higher Education (University Capital Project), Series A, 2.500%, due 09/15/09	8,000,000	8,027,271

46

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
University of Pittsburgh of the Commonwealth Systems of Higher Education (University Capital Project), (concluded)
Series B, 0.290%, VRD	$14,200,000	$14,200,000
Washington County Authority Revenue Refunding (University of Pennsylvania), 0.170%, VRD	19,650,000	19,650,000
		98,367,271
Puerto Rico—0.00%
Puerto Rico Commonwealth Refunding (Public Improvement), Series B, 0.220%, VRD	100,000	100,000
Rhode Island—0.16%
Rhode Island Industrial Facilities Corp. Marine Terminal Revenue Refunding (ExxonMobil Project), 0.210%, VRD	9,285,000	9,285,000
South Carolina—0.31%
South Carolina Jobs-Economic Development Authority Hospital Revenue Refunding (Anmed Health), Series C, 0.180%, VRD	5,000,000	5,000,000
South Carolina Public Service Authority Revenue (JP Morgan PUTTERs, Series 2019) (AMBAC Insured), 0.550%, VRD(1),(2)	13,215,000	13,215,000
		18,215,000
South Dakota—0.48%
Lawrence County Pollution Control Revenue Refunding (Homestake Mining), Series B, 0.240%, VRD	3,300,000	3,300,000
Lawrence County Solid Waste Disposal Revenue (Homestake Mining), Series A, 0.370%, VRD(3)	6,000,000	6,000,000
Sioux Falls Sales Tax Revenue (Morgan Stanley Floater Certificates), Series 1886 (NATL-RE Insured), 0.290%, VRD(1),(2)	12,005,000	12,005,000
South Dakota Health & Educational Facilities Authority Revenue (Regional Health), 0.300%, VRD	7,000,000	7,000,000
		28,305,000

47

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Tennessee—3.64%
Blount County Public Building Authority (Local Government Public Improvement), Series E-9-A, 0.290%, VRD	$4,000,000	$4,000,000
Loudon Industrial Development Board Pollution Control Revenue Refunding (A.E. Staley Manufacturing Co. Project), 0.270%, VRD	16,200,000	16,200,000
Memphis Electric Systems Revenue (JP Morgan PUTTERs, Series 1798) (NATL-RE Insured), 0.550%, VRD(1),(2)	6,560,000	6,560,000
Memphis Health Educational & Housing Facility Board Multi Family Housing Revenue (Ashland Lakes II Apartments Project), Series A, 0.370%, VRD	11,500,000	11,500,000
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (Vanderbilt University), Series A, 0.300%, VRD	18,245,000	18,245,000
Series A-1, 0.300%, VRD	38,650,000	38,650,000
Metropolitan Government of Nashville & Davidson County, Industrial Development Board Revenue (YMCA Projects), 0.320%, VRD	23,660,000	23,698,887
Shelby County Public Improvement and School, Series B, 0.300%, VRD	78,550,000	78,550,000
Shelby County Refunding, Series C, 0.600%, VRD	16,000,000	16,000,000
		213,403,887
Texas—14.29%
Alamo Community College District (Citigroup ROCS, Series RR-II-R-883WF) (FGIC Insured), 0.400%, VRD(1),(2)	7,595,000	7,595,000
Cypress-Fairbanks Independent School District (Citigroup ROCS, Series RR-II-R-12104) (PSF-GTD), 0.350%, VRD(1),(2)	14,850,000	14,850,000
Fort Bend County (JP Morgan PUTTERs, Series 1326) (FGIC Insured), 0.650%, VRD(1),(2)	8,275,000	8,275,000
Grapevine Refunding, 2.500%, due 02/15/10	3,545,000	3,584,478

48

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
Grapevine Refunding (Tax Increment Zone 1), Series A, 2.500%, due 02/15/10	$1,790,000	$1,809,934
Gulf Coast Waste Disposal Authority Pollution Control Revenue Refunding (Amoco Oil), 0.210%, VRD	13,900,000	13,900,000
Gulf Coast Waste Disposal Authority Pollution Control Revenue Refunding (ExxonMobil Project), 0.110%, VRD	1,000,000	1,000,000
Harris County Cultural Education Facilities Finance Corp. Revenue (Methodist Hospital), Subseries C-1, 0.180%, VRD	5,660,000	5,660,000
Subseries C-2, 0.180%, VRD	20,500,000	20,500,000
Harris County Health Facilities Development Corp. Revenue Refunding (Methodist Hospital Systems), Series A-1, 0.180%, VRD	99,200,000	99,200,000
Series A-2, 0.180%, VRD	71,700,000	71,700,000
Harris County Tax Anticipation Notes 1.500%, due 02/25/10	7,000,000	7,050,256
Houston Higher Education Finance Corp. Higher Education Revenue Refunding (Rice University Project), Series A, 0.230%, VRD	35,305,000	35,305,000
Houston Higher Education Finance Corp. Higher Education Revenue (Rice University Project), Series A, 0.250%, VRD	20,800,000	20,800,000
Series B, 0.180%, VRD	7,000,000	7,000,000
Laredo (Morgan Stanley Floater Certificates), Series 2065 (NATL-RE Insured), 0.290%, VRD(1),(2)	18,250,000	18,250,000
Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities Revenue Refunding (ExxonMobil Project), Series A, 0.280%, VRD	10,455,000	10,455,000
Series A-2, 0.210%, VRD	4,925,000	4,925,000

49

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Lubbock Health Facilities Development Corp. Revenue (First Mortgage-Carillon Project) (Pre-refunded with US Government Securities to 07/01/09 @ 102), Series A, 6.500%, due 07/01/09	$5,800,000	$5,916,000
North East Independent School District (Citigroup Eagle Class A Certificates 20070123) (PSF-GTD), 0.370%, VRD(1),(2)	8,935,000	8,935,000
San Antonio Education Facilities Corp. Revenue (University Incarnate Word Project), 0.220%, VRD	3,300,000	3,300,000
San Antonio Electric & Gas (Systems-Junior Lien), 0.400%, VRD	54,700,000	54,700,000
Southwest Higher Education Authority (Southern Methodist University), 0.350%, VRD	8,300,000	8,300,000
Tarrant County Cultural Education Facilities Finance Corp. Revenue (Texas Health Resources), Series A, 0.220%, VRD	6,500,000	6,500,000
Texas State (Veteran Housing Assistance Fund II), Series A, 0.350%, VRD(3)	9,740,000	9,740,000
Texas Tax & Revenue Anticipation Notes, 3.000%, due 08/28/09	280,000,000	280,609,906
University of Texas Permanent University Funding System, Series A, 0.100%, VRD	19,700,000	19,700,000
0.170%, VRD	16,500,000	16,500,000
University of Texas University Revenues (Financing Systems), Series B, 0.170%, VRD	2,750,000	2,750,000
0.180%, VRD	18,450,000	18,450,000
University of Texas University Revenues Refunding (Financing System), Series B, 0.100%, VRD	50,325,000	50,325,000
		837,585,574
Utah—0.59%
Murray City Hospital Revenue (IHC Health Services, Inc.), Series C, 0.180%, VRD	9,560,000	9,560,000

50

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Utah—(concluded)
Tooele City Industrial Development Revenue (Conestogo Wood Special Corp.), 0.420%, VRD(3)	$8,900,000	$8,900,000
Weber County Hospital Revenue (IHC Health Services), Series A, 0.230%, VRD	15,900,000	15,900,000
		34,360,000
Vermont—0.13%
Vermont Educational & Health Buildings Financing Agency Revenue (Middlebury College Project), Series B, (Put 11/02/09 @ 100) 1.750%, due 11/02/09	7,700,000	7,700,000
Virginia—1.48%
Hanover County Economic Development Authority Revenue Refunding (Bon Secours Health), Series D-2, 0.160%, VRD	6,880,000	6,880,000
Loudoun County Industrial Development Authority Revenue (Howard Hughes Medical), Series A, 0.150%, VRD	5,325,000	5,325,000
Series C, 0.180%, VRD	3,850,000	3,850,000
Series E, 0.120%, VRD	50,000,000	50,000,000
University of Virginia University Revenues (General), Series A, 0.170%, VRD	20,800,000	20,800,000
		86,855,000
Washington—3.50%
Central Puget Sound Regional Transportation Authority Sales & Use Tax Revenue (JP Morgan PUTTERs, Series 2643Z), 0.280%, VRD(1),(2)	5,000,000	5,000,000
King County (JP Morgan PUTTERs, Series 2541), 0.280%, VRD(1),(2)	5,700,000	5,700,000
King County Sewer Revenue (Junior Lien), Series A, 0.250%, VRD	36,195,000	36,195,000
Series B, 0.250%, VRD	31,950,000	31,950,000

51

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Washington—(concluded)
Kitsap County Consolidated Housing Authority Revenue (Harborside Condominiums Project), 0.320%, VRD	$19,205,000	$19,205,000
Snohomish County Public Utility District No. 001 Electric Revenue System (2nd Series Notes), Series A, 2.000%, due 05/26/10	10,000,000	10,130,124
Snohomish County Public Utility District No. 001 Electric Revenue System (NTS Second), Series A, 3.750%, due 08/05/09	9,000,000	9,012,335
Washington Health Care Facilities Authority Revenue (Catholic Health), Series A-4, 0.170%, VRD	11,000,000	11,000,000
Series A-5, 0.140%, VRD	43,000,000	43,000,000
Series A-6, 0.170%, VRD	19,790,000	19,790,000
Washington Health Care Facilities Authority Revenue (PeaceHealth), Series D, 0.230%, VRD	4,200,000	4,200,000
Washington, Series VR 96B, 0.180%, VRD	10,100,000	10,100,000
		205,282,459
Wisconsin—0.91%
Pleasant Prairie Pollution Control Revenue Refunding (Electric), 0.350%, VRD	9,100,000	9,100,000
University Hospitals & Clinics Authority Revenue Refunding, Series A, 0.350%, VRD	4,870,000	4,870,000
Wisconsin Center District Tax Revenue, Series A, 0.350%, VRD	10,000,000	10,000,000
Wisconsin Health & Educational Facilities Authority Revenue (Fort Healthcare, Inc.), Series A, 0.300%, VRD	6,935,000	6,935,000
Wisconsin Health & Educational Facilities Authority Revenue (Wheaton Franciscan Services), Series B, 0.160%, VRD	22,690,000	22,690,000
		53,595,000

52

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Wyoming—0.68%
Lincoln County Pollution Control Revenue (ExxonMobil Project), 0.130%, VRD	$29,700,000	$29,700,000
Sublette County Pollution Control Revenue (ExxonMobil Project), 0.130%, VRD	3,100,000	3,100,000
Uinta County Pollution Control Revenue Refunding (Chevron USA, Inc. Project), 0.150%, VRD	7,000,000	7,000,000
		39,800,000
Total municipal bonds and notes (cost—$5,238,037,981)		5,238,037,981
Tax-exempt commercial paper—7.72%
California—0.93%
Orange County Teeter Plan, 1.300%, due 07/02/09	20,550,000	20,550,000
Kaiser Permanente, 0.350%, due 07/20/09	15,000,000	15,000,000
Los Angeles Co. Capital Asset Lease, 0.350%, due 08/03/09	18,750,000	18,750,000
		54,300,000
Connecticut—0.26%
Yale University, 0.300%, due 09/01/09	15,040,000	15,040,000
Florida—2.27%
Florida Local Government, 0.400%, due 09/01/09	133,227,000	133,227,000
Georgia—0.51%
Metropolitan Atlanta Rapid Transit, 1.500%, due 07/07/09	30,000,000	30,000,000
Illinois—0.26%
Chicago Midway Airport, 0.450%, due 07/01/09	10,674,000	10,674,000
Illinois Educational Facilities Authority Revenue, 0.350%, due 09/01/09	4,325,000	4,325,000
		14,999,000

53

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Tax-exempt commercial paper—(continued)
Maryland—0.43%
Baltimore County, 0.400%, due 07/01/09	$15,500,000	$15,500,000
John Hopkins, 0.350%, due 07/01/09	9,925,000	9,925,000
		25,425,000
Massachusetts—0.15%
Harvard University, 0.300%, due 09/08/09	9,000,000	9,000,000
Michigan—0.06%
University of Michigan, 0.350%, due 09/08/09	3,430,000	3,430,000
New Jersey—0.15%
Chambers Cogen, 1.500%, due 07/02/09	8,500,000	8,500,000
Texas—1.64%
City of Houston, Houston Hotel Occupancy Tax, 0.300%, due 08/14/09	7,350,000	7,350,000
Dallas Water & Sewer, 0.450%, due 07/10/09	28,358,000	28,358,000
Methodist Hospital, 0.430%, due 10/06/09	8,000,000	8,000,000
Texas Department of Transportation, 0.600%, due 07/13/09	20,000,000	20,000,000
Texas Public Finance Authority, 0.370%, due 08/25/09	10,000,000	10,000,000
University of Texas, 0.350%, due 07/01/09	10,700,000	10,700,000
0.350%, due 10/06/09	11,500,000	11,500,000
		95,908,000
Utah—0.35%
Intermountain Power Agency, 0.400%, due 09/09/09	20,500,000	20,500,000

54

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Tax-exempt commercial paper—(concluded)
Washington—0.56%
King County, 0.500%, due 07/01/09	$18,000,000	$18,000,000
King County Sewer Revenue, 0.570%, due 08/13/09	15,000,000	15,000,000
		33,000,000
Wyoming — 0.15%
PacifiCorp., 0.500%, due 07/16/09	5,000,000	5,000,000
0.500%, due 08/06/09	4,000,000	4,000,000
		9,000,000
Total tax-exempt commercial paper (cost—$452,329,000)		452,329,000
Time deposit —0.34%
State Street Euro Dollar Time Deposit, 0.010%, due 07/01/09 (cost—$19,943,000)	19,943,000	19,943,000
	Number of shares
Money market funds(5)—1.96%
AIM Tax Free Investments, 0.150%	25,000,000	25,000,000
BlackRock Liquidity Fund Municipal Fund Portfolio Institutional Class, 0.399%	90,000,000	90,000,000
Total money market funds (cost—$115,000,000)		115,000,000
Total investments (cost—$5,825,309,981 which approximates cost for federal income tax purposes)—99.40%		5,825,309,981
Other assets in excess of liabilities—0.60%		35,307,331
Net assets (applicable to 5,861,286,473 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$5,860,617,312
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 4.08% of net assets as of June 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)

The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

55

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2009

(3)	Security subject to Alternative Minimum Tax.
(4)	Zero coupon bond; interest rate represents annualized yield at date of purchase.
(5)	Rates shown reflect yield at June 30, 2009.

AMBAC	American Municipal Bond Assurance Corporation
CCAO	County Commissioners Association of Ohio
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
GTD	Guaranteed
NATL-RE	National Reinsurance
PSF	Permanent School Fund
PUTTERs	Puttable Tax-Exempt Receipts
ROCS	Reset Option Certificates
VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2009 and reset periodically.

Weighted average maturity—13 days

The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Fund’s investments.

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$5,238,037,981	$—	$5,238,037,981
Tax-exempt commercial paper	—	452,329,000	—	452,329,000
Time deposit	—	19,943,000	—	19,943,000
Money market funds	—	115,000,000	—	115,000,000
Total	$—	$5,825,309,981	$—	$5,825,309,981

See accompanying notes to financial statements

56

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—88.97%
California Department of Water Resources Power Supply Revenue, Series B-1, 0.130%, VRD	$2,225,000	$2,225,000
Series B-2, 0.250%, VRD	46,895,000	46,895,000
Series B-6, 0.120%, VRD	9,000,000	9,000,000
California Educational Facilities Authority Revenue (California Institute of Technology), Series B, 0.160%, VRD	4,100,000	4,100,000
California Educational Facilities Authority Revenue (JP Morgan PUTTERs, Series 2495), 0.230%, VRD(1),(2)	1,575,000	1,575,000
California Educational Facilities Authority Revenue Refunding (Stanford University), Series L-5, 0.150%, VRD	6,165,000	6,165,000
Series L-6, 0.150%, VRD	2,400,000	2,400,000
California Educational Facilities Authority Revenue (University of Southern California), Series A (Barclays Capital Municipal Trust Receipts Series 11B), 0.300%, VRD(1),(2)	5,200,000	5,200,000
California Health Facilities Financing Authority Revenue (Adventist Health Systems), Series A, 0.070%, VRD	3,900,000	3,900,000
Series B, 0.130%, VRD	2,400,000	2,400,000
California Health Facilities Financing Authority Revenue Refunding (Lucille Salter), Series B, 0.160%, VRD	11,790,000	11,790,000
Series C, 0.180%, VRD	5,300,000	5,300,000
California Health Facilities Financing Authority Revenue Refunding (Stanford Hospital), Series B-1, 0.160%, VRD	16,510,000	16,510,000
California Health Facilities Financing Authority Revenue (Scripps Health), Series F, 0.120%, VRD	11,185,000	11,185,000

57

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California Infrastructure & Economic Development Bank Revenue (California Academy), Series A, 0.150%, VRD	$17,750,000	$17,750,000
Series E, 0.150%, VRD	1,425,000	1,425,000
California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust), Series A-2 (Mandatory Put 04/01/10 @ 100), 0.500%, due 04/01/10	9,000,000	9,000,000
California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust), Series B, 0.130%, VRD	2,100,000	2,100,000
Series D, 0.130%, VRD	11,125,000	11,125,000
California Infrastructure & Economic Development Bank Revenue (Los Angeles County Museum), Series B, 0.150%, VRD	24,100,000	24,100,000
California Infrastructure & Economic Development Bank Revenue Refunding (Pacific Gas & Electric), Series B, 0.180%, VRD(3)	24,750,000	24,750,000
Series D, 0.250%, VRD(3)	23,000,000	23,000,000
California Municipal Finance Authority Pollution Control Revenue Refunding (Chevron USA, Inc. Project), 0.150%, VRD	1,005,000	1,005,000
California Municipal Finance Authority Revenue (Boy Scouts of America LA), 0.150%, VRD	11,000,000	11,000,000
California Pollution Control Financing Authority Pollution Control Revenue Refunding (Pacific Gas & Electric), Series C, 0.280%, VRD	2,900,000	2,900,000
California School Cash Reserve Program Certificates of Participation 2008-2009, Series A, 3.000%, due 07/06/09	10,000,000	10,001,826
California Statewide Communities Development Authority Multi Family Revenue Refunding (Foxwoods Apartments), Series J, 0.160%, VRD	375,000	375,000

58

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California Statewide Communities Development Authority Revenue (Cottage Health Systems), Series B, 0.160%, VRD	$31,500,000	$31,500,000
California Statewide Communities Development Authority Revenue (Kaiser Permanente), Series B, 0.200%, VRD	32,050,000	32,050,000
California Statewide Communities Development Authority Revenue (Masters College), 0.150%, VRD	17,810,000	17,810,000
California Statewide Communities Development Authority Revenue Refunding (Los Angeles County Museum of Art), Series B, 0.120%, VRD	25,700,000	25,700,000
California Statewide Communities Development Authority Revenue Refunding (St. Joseph Healthcare System), Series A, 0.160%, VRD	27,675,000	27,675,000
Series B, 0.160%, VRD	28,300,000	28,300,000
Series C, 0.160%, VRD	4,425,000	4,425,000
California Statewide Communities Development Authority Revenue, Series J, 0.200%, VRD	29,200,000	29,200,000
California Statewide Communities Development Authority Revenue (Sweep Loan Program), Series A, 0.220%, VRD	15,000,000	15,000,000
Alameda-Contra Costa Schools Financing Authority Certificates of Participation (Capital Improvement Financing Project), Series D, 0.300%, VRD	100,000	100,000
Alameda-Contra Costa Schools Financing Authority Certificates of Participation (Capital Improvement Fund Project), Series L, 0.300%, VRD	10,165,000	10,165,000
Bay Area Toll Authority Toll Bridge Revenue (Citigroup Eagle Class A Certificates 20080056), 0.300%, VRD(1),(2)	10,425,000	10,425,000
Bay Area Toll Authority Toll Bridge Revenue (San Francisco Bay Area), Series C-1, 0.130%, VRD	12,720,000	12,720,000

59

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Bay Area Toll Authority Toll Bridge Revenue (San Francisco Bay Area), (concluded)
Series F (Bank of America Austin Certificates, Series 2008-1058), 0.250%, VRD(1),(2)	$6,750,000	$6,750,000
Castaic Lake Water Agency Revenue Certificates of Participation (1944 Refunding Project), Series A, 0.120%, VRD	4,670,000	4,670,000
East Bay Municipal Utility District Water Systems Revenue (Citigroup Eagle Class A Certificates 20070069) (FGIC Insured), 0.350%, VRD(1),(2)	15,000,000	15,000,000
Fremont Certificates of Participation (Capital Improvement Financing Project), 0.250%, VRD	2,370,000	2,370,000
Fontana Special Tax Community Facilities District No.12 (Pre-refunded with US Government Securities to 09/01/09 @ 101), 6.600%, due 09/01/09	3,295,000	3,348,696
Grand Terrace Community Redevelopment Agency Multi-Family Revenue (Housing Mount Vernon Villas), 0.180%, VRD	3,150,000	3,150,000
Hemet Unified School District Certificates of Participation (School Facilities Project), 0.930% , VRD	4,000,000	4,000,000
Irvine Improvement Bond Act 1915 (Assessment District 94-13), 0.250%, VRD	2,600,000	2,600,000
Irvine Improvement Bond Act 1915 (Assessment District 94-15), 0.250%, VRD	4,000,000	4,000,000
Irvine Improvement Bond Act 1915 (Assessment District 97-16), 0.250% , VRD	9,000,000	9,000,000
Irvine Improvement Bond Act 1915 (Assessment District 97-17), 0.250% , VRD	2,539,000	2,539,000
Irvine Improvement Bond Act 1915 Limited Obligation (Assessment District 05-21), Series A, 0.250%, VRD	15,885,000	15,885,000
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding (Property A 1st Tier), Series A-3, 0.750%, VRD	12,400,000	12,400,000
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding (Proposition C, 2nd Series), Series A1, 0.180%, VRD	9,000,000	9,000,000

60

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Los Angeles Department of Water & Power Waterworks Revenue, Subseries B-2, 0.230%, VRD	$12,600,000	$12,600,000
Los Angeles Wastewater Systems Revenue Refunding, Series A (Barclays Capital Municipal Trust Receipts Series 2W), 0.250%, VRD(1),(2)	3,750,000	3,750,000
Subseries B, 0.200%, VRD	12,165,000	12,165,000
Subseries C, 0.150%, VRD	495,000	495,000
Manteca Redevelopment Agency Tax Allocation Refunding (Sub-Amended Merged Project), 0.250%, VRD	3,450,000	3,450,000
Metropolitan Water District Southern California Waterworks Revenue (Citigroup Eagle Class A Certificates 20070071), 0.300%, VRD(1),(2)	15,000,000	15,000,000
Metropolitan Water District Southern California Waterworks Revenue Refunding, Series A-1, 0.180%, VRD	6,600,000	6,600,000
Series A-2, 0.100%, VRD	10,970,000	10,970,000
Series B, 0.250%, VRD	2,550,000	2,550,000
Metropolitan Water District Southern California Waterworks Revenue, Series B-3, 0.170%, VRD	11,200,000	11,200,000
Series B-4, 0.120%, VRD	4,000,000	4,000,000
Newport Beach Revenue Refunding (Hoag Memorial Hospital), Series E, 0.240%, VRD	10,000,000	10,000,000
Oakland Alameda County Coliseum Authority Lease Revenue (Coliseum Project), Series C-2, 0.170%, VRD	15,000,000	15,000,000
0.300%, VRD	2,000,000	2,000,000
Orange County Apartment Development Revenue Refunding (Villas La Paz), Series F (FNMA Insured), 0.250%, VRD	2,030,000	2,030,000

61

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Orange County Apartment Development Revenue Refunding (WLCO LF Issue G), Series 3 (FNMA Insured), 0.180%, VRD	$1,200,000	$1,200,000
Orange County Sanitation District Certificates of Participation (JP Morgan PUTTERs, Series 2529Z) (FSA Insured), 0.550%, VRD(1),(2)	1,075,000	1,075,000
Orange County Sanitation District Certificates of Participation Refunding, Series C, 2.500%, due 12/10/09	25,000,000	25,166,993
Orange County Sanitation District Certificates of Participation, Series B, 0.350%, VRD	495,000	495,000
Orange County Water District Revenue Certificates of Participation, Series A, 0.120%, VRD	32,000,000	32,000,000
Puerto Rico Commonwealth Refunding (Public Improvement), Series B, 0.220%, VRD	11,300,000	11,300,000
Puerto Rico Municipal Finance Agency, Series A (FSA Insured) (Pre-refunded with US Government Securities to 08/01/09 @ 101), 5.500%, due 08/01/09	6,730,000	6,819,271
Riverside County Certificates of Participation (ACES Riverside County Public Facility), Series A, 0.150%, VRD	5,200,000	5,200,000
Riverside County Community Facilities Districts Refunding (Special Tax-No.89) (Pre-refunded with State & Local Government Securities to 09/01/09 @ 102), 6.500%, due 09/01/09	3,390,000	3,478,424
Riverside Water Revenue Refunding, Series A, 0.250%, VRD	7,500,000	7,500,000
Roseville Electrical System Revenue Certificates of Participation Refunding, Series B, 0.750%, VRD	19,500,000	19,500,000
Roseville Special Tax (Woodcreek West Community Facilities No.1) (Pre-refunded with State & Local Government Securities to 09/01/09 @ 102), 6.700%, due 09/01/09	3,000,000	3,079,250
Sacramento County Certificates of Participation (Administration Center and Court House Project), 0.600%, VRD	9,330,000	9,330,000

62

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
San Bernardino County Certificates of Participation (County Center Refinancing Project), 0.120%, VRD	$10,500,000	$10,500,000
San Bernardino County Multi-Family Revenue Refunding (Housing Mortgage—Mountain View), Series A (FNMA Insured), 0.180%, VRD	3,035,000	3,035,000
San Diego County Certificates of Participation (San Diego Foundation), 0.150%, VRD	4,765,000	4,765,000
San Diego County Regional Transportation Commission Sales Tax Revenue (Limited Tax), Series B, 0.250%, VRD	26,765,000	26,765,000
San Diego Unified School District Tax and Revenue Anticipation Notes, 3.000%, due 07/01/09	20,000,000	20,000,000
San Francisco City and County Finance Corp. Lease Revenue Refunding (Moscone Center 2008-2), 0.250%, VRD	1,750,000	1,750,000
San Jose Financing Authority Lease Revenue Refunding (Civic Center Project), Series A, 0.200%, VRD	3,780,000	3,780,000
San Jose Redevelopment Agency Revenue (Merged Area Redevelopment Project), Series A, 0.110%, VRD	10,165,000	10,165,000
San Mateo Union High School District Tax and Revenue Anticipation Notes, 3.000%, due 07/01/09	22,375,000	22,375,000
Santa Barbara County Tax and Revenue Anticipation Notes, Series A, 2.500%, due 06/30/10	3,000,000	3,064,680
Santa Clara County Financing Authority Lease Revenue (Housing Authority Office Project), Series A, 0.150%, VRD	465,000	465,000
Santa Clara County Financing Authority Lease Revenue (VMC Facilities Replacement Project), Series B, 0.160%, VRD	10,400,000	10,400,000
Santa Clara Valley Transportation Authority Sales Tax Revenue (Citigroup ROCS, Series RR-II-R-11227) (AMBAC Insured), 0.330%, VRD(1),(2)	11,805,000	11,805,000

63

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding (Measure A), Series D, 0.120%, VRD	$26,475,000	$26,475,000
Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding, Series B, 0.750%, VRD	10,755,000	10,755,000
Sequoia Union High School District (JP Morgan PUTTERs, Series 2478Z) (FSA Insured), 0.550%, VRD(1),(2)	1,500,000	1,500,000
Sequoia Union High School District (Morgan Stanley Floater Certificates), Series 2160 (FSA Insured), 0.350%, VRD(1),(2)	4,110,000	4,110,000
Simi Valley Multi-Family Housing Revenue Refunding (Lincoln Wood Ranch) (FHLMC Insured), 0.180%, VRD	15,050,000	15,050,000
Southern California Public Power Authority Power Project Revenue (Mead Adelanto), Series A 0.150%, VRD	2,300,000	2,300,000
South Placer Wastewater Authority Wastewater Revenue Refunding, Series B, 0.340%, VRD	22,300,000	22,300,000
State Center Community College District (JP Morgan PUTTERs, Series 1972) (FSA Insured), 0.550%, VRD(1),(2)	3,720,000	3,720,000
Western Municipal Water District Facilities Authority Water Revenue Refunding, Series A, 0.160%, VRD	9,000,000	9,000,000
Whittier Health Facilities Revenue (Presbyterian Intercommunity), Series A, 0.120%, VRD	15,600,000	15,600,000
Total municipal bonds and notes (cost—$1,084,593,140)		1,084,593,140
Tax-exempt commercial paper—9.06%
California Infrastructure & Economic Development Bank Revenue (J. Paul Getty Trust), 0.250%, due 08/11/09	6,000,000	6,000,000
California Statewide Communities Development Authority Revenue (Kaiser Permanente), 0.200%, due 07/01/09	7,000,000	7,000,000
Contra Costa Transportation Authority, 0.280%, due 08/03/09	13,000,000	13,000,000

64

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Tax-exempt commercial paper—(concluded)
Los Angeles County Capital Asset Lease, 0.350%, due 08/03/09	$50,000,000	$50,000,000
0.300%, due 08/28/09	10,000,000	10,000,000
Riverside County Teeter Plan, 0.250%, due 08/14/09	9,000,000	9,000,000
San Francisco Airport, 0.400%, due 09/01/09	15,470,000	15,470,000
Total tax-exempt commercial paper (cost—$110,470,000)		110,470,000
	Number of shares
Money market fund(4)—1.43%
BlackRock Liquidity Fund California Municipal Fund Portfolio Institutional Class, 0.203% (cost—$17,500,000)	17,500,000	17,500,000
Total investments (cost—$1,212,563,140 which approximates cost for federal income tax purposes)—99.46%		1,212,563,140
Other assets in excess of liabilities—0.54%		6,530,686
Net assets (applicable to 1,219,384,352 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$1,219,093,826
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.55% of net assets as of June 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)

The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

(3)	Security subject to Alternative Minimum Tax.
(4)	Rate shown reflects yield at June 30, 2009.

ACES	Adjustable Convertible Extendable Securities
AMBAC	American Municipal Bond Assurance Corporation
FGIC	Financial Guaranty Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
PUTTERs	Puttable Tax-Exempt Receipts

65

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2009

ROCS	Reset Option Certificates
VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2009 and reset periodically.

Weighted average maturity—12 days

The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Fund’s investments.

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$1,084,593,140	$—	$1,084,593,140
Tax-exempt commercial paper	—	110,470,000	—	110,470,000
Money market fund	—	17,500,000	—	17,500,000
Total	$—	$1,212,563,140	$—	$1,212,563,140

See accompanying notes to financial statements

66

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—89.26%
New York State Dormitory Authority Revenue (Cornell University), Series B, 0.180%, VRD	$160,000	$160,000
New York State Dormitory Authority Revenue (Metropolitan Museum of Art), 0.170%, VRD	5,222,000	5,222,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Blythedale Childrens Hospital), 0.180%, VRD	4,500,000	4,500,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Catholic Health System), 0.220%, VRD	2,470,000	2,470,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Columbia University), Series B, 0.100%, VRD	20,100,000	20,100,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Court Facilities Lease), Series B, 0.230%, VRD	4,500,000	4,500,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Rockefeller University), Series A 0.100%, VRD	53,945,000	53,945,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Royal), Series A (FNMA Insured), 0.200%, VRD	8,690,000	8,690,000
New York State Dormitory Authority Revenue (Rockefeller University), Series A, 0.100%, VRD	11,500,000	11,500,000
New York State Dormitory Authority Revenue State Supported Debt (City University), Series D, 0.140%, VRD	7,000,000	7,000,000
New York State Dormitory Authority Revenue State Supported Debt (Cornell University), Series A, 0.180%, VRD	7,230,000	7,230,000
Series B, 0.180%, VRD	21,065,000	21,065,000
New York State Dormitory Authority Revenue State Supported Debt (New York Public Library), Series A, 0.180%, VRD	14,060,000	14,060,000
Series B, 0.180%, VRD	5,100,000	5,100,000

67

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York State Dormitory Authority Revenue State Supported Debt (University of Rochester), Series A, 0.180%, VRD	$5,000,000	$5,000,000
Series B, 0.180%, VRD	14,850,000	14,850,000
New York State Dormitory Authority Revenue (Wagner College), 0.150%, VRD	3,500,000	3,500,000
New York State Dormitory Authority State Personal Income Tax Revenue, Series F (JP Morgan PUTTERs, Series 3239), 0.260%, VRD(1),(2)	3,600,000	3,600,000
New York State Energy Research & Development Authority Facilities Revenue (Con Edison), Subseries A-1, 0.140%, VRD	2,800,000	2,800,000
New York State Environmental Facilities Corp. Solid Waste Disposal Revenue Refunding (General Electric Co.), Series A, 0.200%, VRD	21,800,000	21,800,000
New York State Environmental Facilities Corp. State Personal Income Tax Revenue (JP Morgan PUTTERs, Series 2666), 0.260%, VRD(1),(2)	3,185,000	3,185,000
New York State Housing Finance Agency Revenue (20 River Terrace Housing), Series A (FNMA Insured), 0.180%, VRD	27,100,000	27,100,000
New York State Housing Finance Agency Revenue (Housing 320 West 38th Street), Series A, 0.230%, VRD	32,500,000	32,500,000
New York State Housing Finance Agency Revenue (Normandie Court I Project), 0.250%, VRD	11,860,000	11,860,000
New York State Housing Finance Agency Revenue (West 37th Street Housing), Series A, 0.230%, VRD	4,200,000	4,200,000
New York State Housing Finance Agency Service Contract Revenue Refunding, Series D, 0.250%, VRD	9,400,000	9,400,000
New York State Local Government Assistance Corp., Series B, 0.160%, VRD	5,100,000	5,100,000
Series G, 0.150%, VRD	12,765,000	12,765,000
New York State Urban Development Corp. Revenue Refunding (Service Contract), Series A-5, 0.170%, VRD	11,800,000	11,800,000

68

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York State Urban Development Corp. Revenue State Facilities, Series A3B, 0.770%, VRD	$20,000,000	$20,000,000
New York State Urban Development Corp. Revenue State Personal Income Tax, Series B (Barclays Capital Municipal Trust Receipts, Series 6W), 0.300%, VRD(1),(2)	6,835,000	6,835,000
Babylon Industrial Development Agency Civic Facilities Revenue (WSNCHS East, Inc. Project), Series B (Pre-refunded with US Treasury Obligations and US Treasury Strips to 08/01/09 @ 101) (NATL-RE Insured), 6.500%, due 08/01/09	6,940,000	7,030,010
Buffalo Municipal Water Finance Authority Water Systems Revenue Refunding, 0.160%, VRD	12,900,000	12,900,000
Connecticut Health & Educational Facilities Authority Revenue (Yale University), Series Y-2, 0.150%, VRD	1,000,000	1,000,000
Dutchess County Industrial Development Agency Civic Facilities Revenue (Marist College), Series A, 0.200%, VRD	7,500,000	7,500,000
0.250%, VRD	6,210,000	6,210,000
Erie County Industrial Development Agency Civic Facilities Revenue (Our Lady of Victory Corp.), Series A, 0.220%, VRD	10,005,000	10,005,000
Fairport Central School District Bond Anticipation Notes, 2.750%, due 07/17/09	9,631,224	9,635,581
Houston Higher Education Finance Corp. Higher Education Revenue (Rice University Project), Series A, 0.250%, VRD	1,000,000	1,000,000
Larchmont Bond Anticipation Notes, 1.750%, due 05/27/10	1,700,000	1,703,992
Livingston County Industrial Development Agency Civic Facilities Revenue Refunding (Red Jacket/Nicholas), Series A, 0.220%, VRD	2,453,000	2,453,000
Long Island Power Authority Electric Systems Revenue, Subseries 1-B, 0.180%, VRD	4,000,000	4,000,000
Subseries 3-A, 0.250%, VRD	20,000,000	20,000,000

69

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Metropolitan Transportation Authority Dedicated Tax Fund Refunding, Subseries B-1, 0.250%, VRD	$16,000,000	$16,000,000
Subseries B-2, 0.250%, VRD	1,125,000	1,125,000
Subseries B-3, 0.250%, VRD	5,000,000	5,000,000
Metropolitan Transportation Authority Revenue, Subseries G-2, 0.270%, VRD	14,625,000	14,625,000
Monroe County Industrial Development Agency Civic Facility Revenue (Rochester Presbyterian Project), 0.220%, VRD	7,500,000	7,500,000
Monroe County Industrial Development Agency Revenue (Monroe Community College), Series A, 0.220%, VRD	1,700,000	1,700,000
Nassau County Industrial Development Agency Civic Facilities Revenue (Cold Spring Harbor Lab), 0.150%, VRD	3,900,000	3,900,000
Nassau County Industrial Development Agency Civic Facilities Revenue Refunding & Improvement (Cold Spring), 0.150%, VRD	5,100,000	5,100,000
Nassau County Interim Finance Authority Sales Tax Secondary, Series A, 0.150%, VRD	15,000,000	15,000,000
Nassau County Interim Finance Authority, Series D-2, 0.280%, VRD	5,000,000	5,000,000
Nassau Health Care Corp. Revenue, 0.150%, VRD	3,000,000	3,000,000
Nassau Health Care Corp. Revenue (Nassau County Guaranted), Subseries B-2, 0.160%, VRD	5,000,000	5,000,000
New York City (Citigroup ROCS, Series RR-II-R-11637), 0.340%, VRD(1),(2)	15,520,000	15,520,000
New York City Health & Hospital Corp. Revenue (Health Systems), Series C, 0.130%, VRD	9,700,000	9,700,000
New York City Housing Development Corp. Multi-Family Mortgage Revenue (Bruckner), Series A, 0.190%, VRD	10,000,000	10,000,000

70

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York City Housing Development Corp. Multi-Family Mortgage Revenue (The Crest), Series A, 0.350%, VRD	$61,355,000	$61,355,000
New York City Housing Development Corp. Multi-Family Rental Housing (Queenswood Apartments), Series A (FHLMC Insured), 0.180%, VRD	6,500,000	6,500,000
New York City Housing Development Corp. Multi-Family Rental Housing Revenue (2 Gold Street), Series A (FNMA Insured), 0.180%, VRD	10,000,000	10,000,000
New York City Housing Development Corp. Multi-Family Rental Housing Revenue (Royal Properties), Series A (FNMA Insured), 0.200%, VRD	29,200,000	29,200,000
New York City Industrial Development Agency Civic Facility Revenue (Center for Jewish History Project), 0.200%, VRD	19,200,000	19,200,000
New York City Industrial Development Agency Civic Facility Revenue (Jamaica First Parking LLC Project), 0.250%, VRD	4,180,000	4,180,000
New York City Industrial Development Agency Civic Facility Revenue (Lycee Francais de New York Project), Series B, 0.140%, VRD	2,500,000	2,500,000
New York City Industrial Development Agency Civic Facility Revenue (MSMC Realty Corp. Project), 0.230%, VRD	4,700,000	4,700,000
New York City Industrial Development Agency Civic Facility Revenue Refunding & Improvement (Touro College), 0.250%, VRD	12,050,000	12,050,000
New York City Municipal Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series CC-1, 0.280%, VRD	5,910,000	5,910,000
New York City Municipal Water Finance Authority Water & Sewer Revenue (JP Morgan PUTTERs), Series 2489, 0.260%, VRD(1),(2)	975,000	975,000
Series 2540, 0.260%, VRD(1),(2)	1,455,000	1,455,000
Series 2559, 0.260%, VRD(1),(2)	1,775,000	1,775,000

71

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Series C (JP Morgan PUTTERs, Series 3236), 0.260%, VRD(1),(2)	$7,010,000	$7,010,000
Series D (JP Morgan PUTTERs, Series 3240), 0.260%, VRD(1),(2)	1,335,000	1,335,000
New York City, Subseries A-5, 0.250%, VRD	70,000	70,000
Subseries H-1, 0.600%, VRD	1,350,000	1,350,000
Subseries H-2, 0.130%, VRD	1,350,000	1,350,000
Subseries I-1 (Bank of America Austin Certificates, Series 2008-1052), 0.250%, VRD(1),(2)	4,425,000	4,425,000
Subseries L-4, 0.200%, VRD	14,050,000	14,050,000
Subseries L-5, 0.650%, VRD	15,760,000	15,760,000
New York City Trust for Cultural Resources Revenue (Asia Society), 0.240%, VRD	7,075,000	7,075,000
New York City Trust for Cultural Resources Revenue (Lincoln Center Arts), Series B-1, 0.170%, VRD	14,200,000	14,200,000
New York City Trust for Cultural Resources Revenue (Metropolitan Museum of Art), Series A1, 0.170%, VRD	10,800,000	10,800,000
New York City Trust for Cultural Resources Revenue Refunding (American Museum of Natural History), Series B2, 0.170%, VRD	3,400,000	3,400,000
New York City Trust for Cultural Resources Revenue Refunding (Juilliard School), Series C (Mandatory Put 04/01/10 @100), 0.650%, due 04/01/10	10,000,000	10,000,000
New York City Trust for Cultural Resources Revenue Refunding (Manhattan School of Music), Series A, 0.200%, VRD	6,000,000	6,000,000
New York City Trust for Cultural Resources Revenue Refunding (Museum of Modern Art), Series 1A (Mandatory Put 08/01/09 @100), 4.000%, due 08/01/09	5,750,000	5,819,912

72

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York City Trust for Cultural Resources Revenue (Soloman R. Guggenheim), Series B, 0.200%, VRD	$1,743,000	$1,743,000
Onondaga County Industrial Development Agency Civic Facilities Revenue (Syracuse Home Association Project), 0.220%, VRD	6,670,000	6,670,000
Port Authority of New York and New Jersey (JP Morgan PUTTERs, Series 3095), 0.260%, VRD(1),(2)	4,445,000	4,445,000
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Series A, 0.490%, VRD	18,000,000	18,000,000
Quincy Revenue Refunding (Blessing Hospital), 0.220%, VRD	4,100,000	4,100,000
Riverhead Industrial Development Agency Civic Facilities Revenue (Central Suffolk Hospital Project), 0.220%, VRD	4,000,000	4,000,000
Riverhead Industrial Development Agency Civic Facilities Revenue Refunding (Central Suffolk Hospital), Series C, 0.220%, VRD	8,145,000	8,145,000
St. Lawrence County Industrial Development Civic Facilities Revenue (St. Lawrence), 0.150%, VRD	16,825,000	16,825,000
Suffolk County Industrial Development Agency Civic Facilities Revenue (Touro College Project), 0.250%, VRD	600,000	600,000
Suffolk County Water Authority Bond Anticipation Notes, 0.150%, VRD	5,200,000	5,200,000
Syracuse Industrial Development Agency Civic Facility Revenue (Syracuse University Project), Series A-2, 0.280%, VRD	10,800,000	10,800,000
Tompkins County Industrial Development Agency Revenue (Care Community Kendal Ithaca), Series B, 0.380%, VRD	4,120,000	4,120,000
Tompkins County Industrial Development Agency Revenue Civic Facilities (Cornell University), Series A, 0.180%, VRD	110,000	110,000
Triborough Bridge & Tunnel Authority Revenue (Citigroup ROCS, Series RR-II-R-11665), 0.340%, VRD(1),(2)	12,130,000	12,130,000

73

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Triborough Bridge & Tunnel Authority Revenues Refunding, Subseries B-2, 0.550%, VRD	$10,260,000	$10,260,000
Triborough Bridge & Tunnel Authority Revenue, Series A, 0.750%, VRD	460,000	460,000
Series A-1 (Mandatory Put 01/20/10 @100), 2.000%, due 01/20/10	6,250,000	6,296,710
Series B, 0.130%, VRD	29,500,000	29,500,000
Valdez Marine Terminal Revenue Refunding (Exxon Pipeline Co. Project), Series B, 0.170%, VRD	400,000	400,000
Williamsville Central School District Bond Anticipation Notes, 2.000%, due 05/27/10	3,350,000	3,387,537
Total municipal bonds and notes (cost—$973,081,742)		973,081,742
Tax-exempt commercial paper—5.74%
New Jersey Economic Development Authority (Columbia University), 0.300%, due 08/04/09	4,680,000	4,680,000
New York City Municipal Water Authority, 0.400%, due 08/27/09	22,000,000	22,000,000
New York State Dormitory Authority (Columbia University), 0.300%, due 08/10/09	21,340,000	21,340,000
New York State Environmental Quality, 0.350%, due 09/01/09	14,500,000	14,500,000
Total tax-exempt commercial paper (cost—$62,520,000)		62,520,000
Time deposit—0.07%
State Street Euro Dollar Time Deposit, 0.010%, due 07/01/09 (cost—$790,000)	790,000	790,000

74

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Number of shares	Value
Money market fund(3)—1.56%
BlackRock Liquidity Fund New York Municipal Fund Portfolio Institutional Class, 0.166% (cost—$17,000,000)	17,000,000	$17,000,000
Total investments (cost — $1,053,391,742 which approximates cost for federal income tax purposes)—96.63%		1,053,391,742
Other assets in excess of liabilities—3.37%		36,732,119
Net assets (applicable to 1,090,246,032 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$1,090,123,861
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.75% of net assets as of June 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)

The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

(3)	Rate shown reflects yield at June 30, 2009.

FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
NATL-RE	National Reinsurance
PUTTERs	Puttable Tax-Exempt Receipts
ROCS	Reset Option Certificates
VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2009 and reset periodically.

Weighted average maturity—12 days

75

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2009

The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Fund’s investments.

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$973,081,742	$—	$973,081,742
Tax-exempt commercial paper	—	62,520,000	—	62,520,000
Time deposit	—	790,000	—	790,000
Money market fund	—	17,000,000	—	17,000,000
Total	$—	$1,053,391,742	$—	$1,053,391,742

See accompanying notes to financial statements

76

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—86.21%
New Jersey Building Authority Building Revenue, Subseries A-1, 0.100%, VRD	$4,490,000	$4,490,000
Subseries A-2, 0.100%, VRD	3,000,000	3,000,000
Subseries A-3, 0.100%, VRD	1,915,000	1,915,000
Subseries A-4, 0.100%, VRD	7,195,000	7,195,000
New Jersey Economic Development Authority Economic Development Revenue (Duke Farms Foundation Project), Series A, 0.270%, VRD	5,000,000	5,000,000
New Jersey Economic Development Authority Natural Gas Facilities Revenue (South Jersey), 0.350%, VRD(1)	8,200,000	8,200,000
New Jersey Economic Development Authority Pollution Control Revenue Refunding (ExxonMobil Project), 0.070%, VRD	600,000	600,000
New Jersey Economic Development Authority Revenue (Bancroft Neurohealth Project), 0.300%, VRD	3,575,000	3,575,000
New Jersey Economic Development Authority Revenue (Community Options, Inc. Project), 0.470%, VRD	3,700,000	3,700,000
New Jersey Economic Development Authority Revenue (Cooper Health System Project), Series A, 0.160%, VRD	4,200,000	4,200,000
New Jersey Economic Development Authority Revenue (CPC Behavioral Healthcare), Series A, 0.470%, VRD	2,995,000	2,995,000
New Jersey Economic Development Authority Revenue (Developmental Disabilities), 0.470%, VRD	2,105,000	2,105,000
New Jersey Economic Development Authority Revenue (Kenwood USA Corp. Project), 0.400%, VRD	405,000	405,000
New Jersey Economic Development Authority Revenue (Lawrenceville School Project), 0.270%, VRD	3,000,000	3,000,000
Series B, 0.150%, VRD	2,100,000	2,100,000

77

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey Economic Development Authority Revenue (Oak Hill Academy Project), 0.470%, VRD	$1,725,000	$1,725,000
New Jersey Economic Development Authority Revenue Refunding (Cranes Mill Project), Series B, 0.200%, VRD	3,800,000	3,800,000
New Jersey Economic Development Authority Revenue Refunding (First Mortgage Franciscan), 0.270%, VRD	9,320,000	9,320,000
New Jersey Economic Development Authority Revenue Refunding (School Facilities Construction), Series V-4, 0.240%, VRD	4,000,000	4,000,000
New Jersey Economic Development Authority Revenue (Republic Services, Inc. Project), 0.350%, VRD(1)	2,910,000	2,910,000
New Jersey Economic Development Authority Revenue (Thermal Energy Limited Partnership), 0.350%, VRD(1)	1,000,000	1,000,000
0.600%, VRD(1)	230,000	230,000
New Jersey Economic Development Authority Revenue (Young Mens Christian Association), 0.470%, VRD	1,220,000	1,220,000
New Jersey Economic Development Authority School Revenue (Facilities Construction), Subseries R-1, 0.280%, VRD	3,400,000	3,400,000
Subseries R-3, 0.200%, VRD	5,700,000	5,700,000
New Jersey Economic Development Authority Specialty Facilities Revenue (Port Newark Container LLC), 0.350%, VRD(1)	5,000,000	5,000,000
New Jersey Educational Facilities Authority Revenue (Centenary College), Series A, 0.200%, VRD	3,630,000	3,630,000
New Jersey Educational Facilities Authority Revenue (Princeton University), Series E, 5.500%, due 07/01/09	1,105,000	1,105,000
New Jersey Health Care Facilities Authority (St. Peter’s Hospital), Series B, 0.200%, VRD	1,800,000	1,800,000

78

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.), Series B, 0.200%, VRD	$3,700,000	$3,700,000
New Jersey Health Care Facilities Financing Authority Revenue (Computer Program), Subseries A-6, 0.250%, VRD	3,285,000	3,285,000
New Jersey Health Care Facilities Financing Authority Revenue (Recovery Management System, Inc.), 0.200%, VRD	1,160,000	1,160,000
New Jersey Health Care Facilities Financing Authority Revenue, Series A3, 0.200%, VRD	2,485,000	2,485,000
New Jersey Health Care Facilities Financing Authority Revenue (Somerset Medical Center), 0.160%, VRD	4,800,000	4,800,000
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health), Series B, 0.120%, VRD	600,000	600,000
New Jersey Health Care Facilities Financing Authority Revenue (Wiley Mission Project), 0.200%, VRD	1,755,000	1,755,000
New Jersey Health Care Facilities Financing Authority (St. Barnabas Health Care System), Series A, 0.100%, VRD	1,485,000	1,485,000
New Jersey Highway Authority Garden State Parkway General Revenue Refunding (SR Parkway) (Pre-refunded with State & Local Government Securities to 01/01/10 @ 101), 5.625%, due 01/01/10	2,850,000	2,953,621
New Jersey State Turnpike Authority Turnpike Revenue, Series A, 0.280%, VRD	5,000,000	5,000,000
Series C, 0.210%, VRD	4,800,000	4,800,000
Burlington County Bridge Community Revenue (Lutheran Home Project), Series A, 0.300%, VRD	2,305,000	2,305,000
California Department of Water Resources Power Supply Revenue, Series B-2, 0.250%, VRD	1,300,000	1,300,000
Camden County Improvement Authority Revenue (Senior Redevelopment-Harvest Village Project), Series A, 0.250%, VRD	7,255,000	7,255,000

79

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Chatham Township Bond Anticipation Notes, 2.750%, due 07/24/09	$1,330,000	$1,330,724
Christian County Association of County’s Leasing Trust Lease Program, Series A, 0.180%, VRD	1,700,000	1,700,000
Delaware River Joint Toll Bridge Commission Bridge Revenue, Series B-1, 0.750%, VRD	7,000,000	7,000,000
Delaware River Port Authority of Pennsylvania & New Jersey Revenue Refunding, Series B, 0.160%, VRD	10,000,000	10,000,000
Englewood Cliffs Bond Anticipation Notes, 2.500%, due 05/07/10	1,595,000	1,616,476
Essex County Improvement Authority Revenue (The Childrens Institute Project), 0.470%, VRD	1,580,000	1,580,000
Jackson County Pollution Control Revenue Refunding (Chevron USA, Inc. Project), 0.150%, VRD	1,400,000	1,400,000
0.220%, VRD	1,300,000	1,300,000
Kinnelon Bond Anticipation Notes, 3.500%, due 12/11/09	2,029,900	2,042,772
Mahwah Township Bond Anticipation Notes, 2.500%, due 08/14/09	3,750,000	3,753,241
Mercer County Bond Anticipation Notes, Series A, 2.250%, due 01/14/10	5,000,000	5,036,026
Morris County Bond Anticipation Notes, 3.000%, due 09/18/09	9,000,000	9,026,838
Port Arthur Navigation District Refunding (Texaco, Inc. Project), 0.300%, VRD	12,000,000	12,000,000
Port Authority of New York & New Jersey (JP Morgan PUTTERs, Series 3090), 0.410%, VRD(1),(2),(3)	3,335,000	3,335,000
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Series A, 0.490%, VRD	2,000,000	2,000,000
Puerto Rico Commonwealth Refunding (Public Improvement), Series B, 0.220%, VRD	2,500,000	2,500,000

80

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Rhode Island Industrial Facilities Corp. Marine Terminal Revenue Refunding (ExxonMobil Project), 0.210%, VRD	$2,200,000	$2,200,000
Ridgewood Bond Anticipation Notes, 2.250%, due 01/22/10	2,949,000	2,973,647
River Vale Bond Anticipation Notes, 3.000%, due 08/14/09	1,425,000	1,426,344
Rutgers State University Refunding, Series A, 0.150%, VRD	1,655,000	1,655,000
Rutgers State University, Series G, 0.250%, VRD	17,500,000	17,500,000
Shelby County Lease Revenue, Series A, 0.180%, VRD	1,470,000	1,470,000
Toms River Bond Anticipation Notes, 2.750%, due 08/28/09	1,500,000	1,501,635
Uinta County Pollution Control Revenue Refunding (Amoco Project), 0.170%, VRD	4,400,000	4,400,000
Union County Industrial Pollution Control Financing Authority Pollution Control Revenue Refunding (ExxonMobil Project), 0.070%, VRD	600,000	600,000
Valdez Marine Terminal Revenue Refunding (BP Pipelines, Inc. Project), 0.250%, VRD	10,700,000	10,700,000
Valdez Marine Terminal Revenue Refunding (ExxonMobil Pipeline Co. Project), Series A, 0.170%, VRD	5,300,000	5,300,000
Series B, 0.170%, VRD	2,900,000	2,900,000
Total municipal bonds and notes (cost—$258,451,324)		258,451,324
Tax-exempt commercial paper—9.79%
Columbia University, 0.300%, due 08/04/09	3,900,000	3,900,000
Exelon Corp., 0.300%, due 07/16/09	1,300,000	1,300,000
0.400%, due 09/01/09	2,700,000	2,700,000

81

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2009

Security description	Face amount	Value
Tax-exempt commercial paper—(concluded)
New Jersey Economic Development Authority (Chambers Cogen), 1.500%, due 07/02/09	$3,600,000	$3,600,000
New Jersey Economic Development Authority (Keystone Capital Corp), 0.400%, due 07/01/09	10,000,000	10,000,000
Princeton University, 0.300%, due 08/10/09	2,830,000	2,830,000
Public Service Electric & Gas, 0.350%, due 09/01/09	5,000,000	5,000,000
Total tax-exempt commercial paper (cost—$29,330,000)		29,330,000
Time deposit—2.13%
State Street Euro Dollar Time Deposit, 0.010%, due 07/01/09 (cost—$6,396,000)	6,396,000	6,396,000
	Number of shares
Money market fund(4)—1.67%
BlackRock Liquidity Fund New Jersey Municipal Fund Portfolio Institutional Class, 0.369% (cost—$5,000,000)	5,000,000	5,000,000
Total investments (cost—$299,177,324 which approximates cost for federal income tax purposes)—99.80%		299,177,324
Other assets in excess of liabilities—0.20%		604,649
Net assets (applicable to 299,777,623 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$299,781,973
(1)	Securities subject to Alternative Minimum Tax.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 1.11% of net assets as of June 30, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3)

The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

(4)	Rate shown reflects yield at June 30, 2009.

PUTTERs	Puttable Tax-Exempt Receipts
VRD	Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2009 and reset periodically.

82

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2009

Weighted average maturity—17 days

The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Fund’s investments.

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$258,451,324	$—	$258,451,324
Tax-exempt commercial paper	—	29,330,000	—	29,330,000
Time deposit	—	6,396,000	—	6,396,000
Money market fund	—	5,000,000	—	5,000,000
Total	$—	$299,177,324	$—	$299,177,324

See accompanying notes to financial statements

83

UBS RMA

Understanding your funds’ expenses (unaudited)

As a shareholder of the Funds*, you incur ongoing costs, including management fees, service fees (12b-1 or non-12b-1 fees) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual expenses

The first line in the following table for each Fund provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each respective Fund under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds.

To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

*	Collectively refers to UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund and UBS RMA New Jersey Municipal Money Fund.

84

UBS RMA

Understanding your funds’ expenses (unaudited) (continued)

The example does not reflect Resource Management Account® (RMA®) Program, Business Services Account BSA® Program or other similar program fees as these are external to the Funds and relate to those programs.

UBS RMA Money Market Portfolio

	Beginning account value January 1, 2009	Ending account value* June 30, 2009	Expenses paid during period(1) 01/01/09—06/30/09
Actual	$1,000.00	$1,001.40	$2.83
Hypothetical (5% annual return before expenses)	1,000.00	1,021.97	2.86

(1)

Expenses are equal to the Portfolio’s annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA U.S. Government Portfolio

	Beginning account value January 1, 2009	Ending account value* June 30, 2009	Expenses paid during period(1) 01/01/09—06/30/09
Actual	$1,000.00	$1,000.10	$2.53
Hypothetical (5% annual return before expenses)	1,000.00	1,022.27	2.56

(1)

Expenses are equal to the Portfolio’s annualized expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA Tax-Free Fund Inc.

	Beginning account value January 1, 2009	Ending account value* June 30, 2009	Expenses paid during period(1) 01/01/09—06/30/09
Actual	$1,000.00	$1,000.20	$2.78
Hypothetical (5% annual return before expenses)	1,000.00	1,022.02	2.81

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).
*	“Actual — Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Funds declare dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

85

UBS RMA

Understanding your funds’ expenses (unaudited) (concluded)

UBS RMA California Municipal Money Fund

	Beginning account value January 1, 2009	Ending account value* June 30, 2009	Expenses paid during period(1) 01/01/09—06/30/09
Actual	$1,000.00	$1,000.10	$2.28
Hypothetical (5% annual return before expenses)	1,000.00	1,022.51	2.31

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.46%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA New York Municipal Money Fund

	Beginning account value January 1, 2009	Ending account value* June 30, 2009	Expenses paid during period(1) 01/01/09—06/30/09
Actual	$1,000.00	$1,000.10	$2.33
Hypothetical (5% annual return before expenses)	1,000.00	1,022.46	2.36

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA New Jersey Municipal Money Fund

	Beginning account value January 1, 2009	Ending account value* June 30, 2009	Expenses paid during period(1) 01/01/09—06/30/09
Actual	$1,000.00	$1,000.10	$2.68
Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	2.71

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).
*	“Actual — Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Funds declare dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

86

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87

UBS RMA

Statement of operations

	For the year ended June 30, 2009
	Money Market Portfolio	U.S. Government Portfolio
Investment income:
Interest	$268,286,674	$44,374,376
Securities lending income (includes $2,523,992; $0; $0; $0; $0; $0; respectively, earned from an affiliated entity)	4,571,571	41,615
	272,858,245	44,415,991

Expenses:
Investment advisory and administration fees	85,241,449	18,567,409
Service fees	21,310,362	6,176,184
Transfer agency and related services fees	6,482,274	584,929
US Treasury Temporary Guarantee Program Participation fees	5,098,276	1,019,570
Custody and accounting fees	2,374,462	688,429
Reports and notices to shareholders	438,983	42,453
Insurance fees	375,427	55,436
State registration fees	224,422	125,184
Professional fees	130,811	128,764
Directors’/Trustees’ fees	123,165	46,694
Interest expense	—	—
Other expenses	82,510	33,160
	121,882,141	27,468,212
Less: Fee waivers and/or expense reimbursements by investment advisor/administrator	(23,525,105)	(1,469,573)
Net expenses	98,357,036	25,998,639
Net investment income	174,501,209	18,417,352
Net realized gains from investment activities	1,172,925	358,174
Net increase in net assets resulting from operations	$175,674,134	$18,775,526

See accompanying notes to financial statements

88

For the year ended June 30, 2009
Tax-Free Fund	California Municipal Money Fund	New York Municipal Money Fund	New Jersey Municipal Money Fund

$91,137,402	$19,041,134	$16,268,381	$4,064,009
—	—	—	—
91,137,402	19,041,134	16,268,381	4,064,009

27,582,291	6,588,981	5,613,563	1,531,399
8,952,184	2,017,008	1,678,320	415,819
2,175,517	372,774	324,224	103,810
2,284,905	529,867	434,056	106,536
994,951	224,030	186,808	48,017
183,044	31,066	27,775	9,496
149,903	35,454	26,816	6,817
224,388	42,640	33,333	31,046
145,622	134,478	132,155	118,710
56,882	21,497	19,770	13,474
9,778	2,373	—	42
88,330	21,524	19,296	11,876
42,847,795	10,021,692	8,496,116	2,397,042
(1,693,380)	(1,339,198)	(1,114,102)	(283,672)
41,154,415	8,682,494	7,382,014	2,113,370
49,982,987	10,358,640	8,886,367	1,950,639
113,061	149,461	8,252	2,503
$50,096,048	$10,508,101	$8,894,619	$1,953,142

89

UBS RMA

Statement of changes in net assets

	For the years ended June 30,
	2009	2008
UBS RMA Money Market Portfolio
From operations:
Net investment income	$174,501,209	$555,412,368
Net realized gains from investment activities	1,172,925	1,552,125
Net increase in net assets resulting from operations	175,674,134	556,964,493

Dividends and distributions to shareholders from:
Net investment income	(174,501,209)	(555,412,368)
Net realized gains from investment activities	(1,665,627)	—
Total dividends and distributions to shareholders	(176,166,836)	(555,412,368)
Net increase (decrease) in net assets from capital share transactions	(328,310,204)	3,651,088,488
Net increase (decrease) in net assets	(328,802,906)	3,652,640,613

Net assets:
Beginning of year	16,791,306,397	13,138,665,784
End of year	$16,462,503,491	$16,791,306,397
Accumulated undistributed net investment income	$—	$—

UBS RMA U.S. Government Portfolio
From operations:
Net investment income	$18,417,352	$45,456,296
Net realized gains from investment activities	358,174	189,231
Net increase in net assets resulting from operations	18,775,526	45,645,527

Dividends and distributions to shareholders from:
Net investment income	(18,417,352)	(45,456,296)
Net realized gains from investment activities	(88,917)	—
Total dividends and distributions to shareholders	(18,506,269)	(45,456,296)
Net increase in net assets from capital share transactions	2,283,638,093	1,351,096,367
Net increase in net assets	2,283,907,350	1,351,285,598

Net assets:
Beginning of year	2,378,476,502	1,027,190,904
End of year	$4,662,383,852	$2,378,476,502
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

90

UBS RMA

Statement of changes in net assets

	For the years ended June 30,
	2009	2008
UBS RMA Tax-Free Fund
From operations:
Net investment income	$49,982,987	$145,114,157
Net realized gains from investment activities	113,061	1,059,183
Net increase in net assets resulting from operations	50,096,048	146,173,340

Dividends and distributions to shareholders from:
Net investment income	(49,982,987)	(145,114,157)
Net realized gains from investment activities	(1,090,361)	—
Total dividends and distributions to shareholders	(51,073,348)	(145,114,157)
Net increase (decrease) in net assets from capital share transactions	(1,581,353,318)	2,538,999,519
Net increase (decrease) in net assets	(1,582,330,618)	2,540,058,702

Net assets:
Beginning of year	7,442,947,930	4,902,889,228
End of year	$5,860,617,312	$7,442,947,930
Accumulated undistributed net investment income	$—	$—

UBS RMA California Municipal Money Fund
From operations:
Net investment income	$10,358,640	$31,949,748
Net realized gains from investment activities	149,461	187,058
Net increase in net assets resulting from operations	10,508,101	32,136,806

Dividends and distributions to shareholders from:
Net investment income	(10,358,640)	(31,949,748)
Net realized gains from investment activities	(179,219)	(35,679)
Total dividends and distributions to shareholders	(10,537,859)	(31,985,427)
Net increase (decrease) in net assets from beneficial interest transactions	(543,685,604)	533,970,278
Net increase (decrease) in net assets	(543,715,362)	534,121,657

Net assets:
Beginning of year	1,762,809,188	1,228,687,531
End of year	$1,219,093,826	$1,762,809,188
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

91

UBS RMA

Statement of changes in net assets

	For the years ended June 30,
	2009	2008
UBS RMA New York Municipal Money Fund
From operations:
Net investment income	$8,886,367	$24,299,711
Net realized gains from investment activities	8,252	55,999
Net increase in net assets resulting from operations	8,894,619	24,355,710

Dividends and distributions to shareholders from:
Net investment income	(8,886,367)	(24,299,711)
Net realized gains from investment activities	(63,635)	—
Total dividends and distributions to shareholders	(8,950,002)	(24,299,711)
Net increase (decrease) in net assets from beneficial interest transactions	(322,720,170)	580,253,280
Net increase (decrease) in net assets	(322,775,553)	580,309,279

Net assets:
Beginning of year	1,412,899,414	832,590,135
End of year	$1,090,123,861	$1,412,899,414
Accumulated undistributed net investment income	$—	$—

UBS RMA New Jersey Municipal Money Fund
From operations:
Net investment income	$1,950,639	$5,290,915
Net realized gains from investment activities	2,503	18,985
Net increase in net assets resulting from operations	1,953,142	5,309,900

Dividends and distributions to shareholders from:
Net investment income	(1,950,639)	(5,290,915)
Net realized gains from investment activities	(20,550)	—
Total dividends and distributions to shareholders	(1,971,189)	(5,290,915)
Net increase (decrease) in net assets from beneficial interest transactions	(45,815,427)	165,871,134
Net increase (decrease) in net assets	(45,833,474)	165,890,119

Net assets:
Beginning of year	345,615,447	179,725,328
End of year	$299,781,973	$345,615,447
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

92

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93

UBS RMA Money Market Portfolio

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the year ended June 30, 2009
Net asset value, beginning of year	$1.00
Net investment income	0.010
Dividends from net investment income	(0.010)
Distributions from net realized gains from investment activities	(0.000	)(1)
Total dividends and distributions	(0.010)
Net asset value, end of year	$1.00
Total investment return(2)	1.06%
Ratios/supplemental data:
Net assets, end of year (000’s)	$16,462,503
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.58%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.71%
Net investment income to average net assets	1.02%

(1)	Amount of distribution paid represents less than $0.0005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

(3)

In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the Portfolio was reimbursed in the amount of $877,352 for overcharges related to prior fiscal periods for postage related expenses. The reimbursement represents less than 0.005%.

(4)

During the period from August 1, 2004 through June 30, 2005, UBS Financial Services Inc. waived a portion of its advisory and administration fees. The ratio excluding the waiver is the same since the fee waiver represents less than 0.005%.

See accompanying notes to financial statements

94

For the years ended June 30,
2008		2007	2006	2005
$1.00		$1.00	$1.00	$1.00
0.036		0.048	0.037	0.016
(0.036)		(0.048)	(0.037)	(0.016)
—		—	—	(0.000	)(1)
(0.036)		(0.048)	(0.037)	(0.016)
$1.00		$1.00	$1.00	$1.00
3.74%		4.87%	3.71%	1.65%

$16,791,306		$13,138,666	$10,627,952	$10,425,878
0.56	%(3)	0.58%	0.58%	0.58	%(4)
0.69%		0.71%	0.71%	0.58%
3.58%		4.76%	3.66%	1.59%

95

UBS RMA U.S. Government Portfolio

Financial highlights

Selected data for a share of common stock outstanding thoughout each year is presented below:

	For the year ended June 30, 2009
Net asset value, beginning of year	$1.00
Net investment income	0.005
Dividends from net investment income	(0.005)
Distributions from net realized gains from investment activities	(0.000	)(1)
Total dividends and distributions	(0.005)
Net asset value, end of year	$1.00
Total investment return(2)	0.52%
Ratios/supplemental data:
Net assets, end of year (000’s)	$4,662,384
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.53%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.56%
Net investment income to average net assets	0.37%

(1)	Amount of distribution paid represents less than $0.0005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

(3)

The Portfolio was reimbursed by UBS Financial Services Inc. in the amount of $29,175 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

96

For the years ended June 30,
2008		2007	2006	2005
$1.00		$1.00	$1.00	$1.00
0.029		0.046	0.034	0.015
(0.029)		(0.046)	(0.034)	(0.015)
—		—	—	—
(0.029)		(0.046)	(0.034)	(0.015)
$1.00		$1.00	$1.00	$1.00
2.93%		4.67%	3.49%	1.50%

$2,378,477		$1,027,191	$845,450	$1,111,698
0.58	%(3)	0.63%	0.62%	0.61%
0.58%		0.63%	0.62%	0.61%
2.56%		4.58%	3.38%	1.49%

97

UBS RMA Tax-Free Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding thoughout each year is presented below:

	For the year ended June 30, 2009
Net asset value, beginning of year	$1.00
Net investment income	0.007
Dividends from net investment income	(0.007)
Distributions from net realized gains from investment activities	(0.000	)(1)
Total dividends and distributions	(0.007)
Net asset value, end of year	$1.00
Total investment return(2)	0.71%
Ratios/supplemental data:
Net assets, end of year (000’s)	$5,860,617
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.57%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.60%
Net investment income to average net assets	0.70%

(1)	Amount of distribution paid represents less than $0.0005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(3)

The Fund was reimbursed by UBS Financial Services Inc. in the amount of $49,815 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

98

For the years ended June 30,
2008		2007	2006	2005
$1.00		$1.00	$1.00	$1.00
0.023		0.030	0.024	0.012
(0.023)		(0.030)	(0.024)	(0.012)
—		—	—	—
(0.023)		(0.030)	(0.024)	(0.012)
$1.00		$1.00	$1.00	$1.00
2.35%		3.07%	2.40%	1.23%

$7,442,948		$4,902,889	$3,565,357	$3,406,614
0.57	%(3)	0.59%	0.60%	0.59%
0.57%		0.59%	0.60%	0.59%
2.21%		3.03%	2.38%	1.23%

99

UBS RMA California Municipal Money Fund

Financial highlights

Selected data for a share of beneficial interest outstanding thoughout each year is presented below:

	For the year ended June 30, 2009
Net asset value, beginning of year	$1.00
Net investment income	0.006
Dividends from net investment income	(0.006)
Distributions from net realized gains from investment activities	(0.000	)(1)
Total dividends and distributions	(0.006)
Net asset value, end of year	$1.00
Total investment return(2)	0.63%
Ratios/supplemental data:
Net assets, end of year (000’s)	$1,219,094
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.54%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.62%
Net investment income to average net assets	0.64%

(1)	Amount of distribution paid represents less than $0.0005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(3)

The Fund was reimbursed by UBS Financial Services Inc. in the amount of $11,143 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

100

For the years ended June 30,
2008		2007	2006	2005
$1.00		$1.00	$1.00	$1.00
0.022		0.029	0.023	0.011
(0.022)		(0.029)	(0.023)	(0.011)
(0.000	)(1)	—	—	—
(0.022)		(0.029)	(0.023)	(0.011)
$1.00		$1.00	$1.00	$1.00
2.24%		2.93%	2.29%	1.15%

$1,762,809		$1,228,688	$941,624	$808,762
0.59	%(3)	0.62%	0.63%	0.64%
0.59%		0.62%	0.63%	0.64%
2.10%		2.89%	2.28%	1.16%

101

UBS RMA New York Municipal Money Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For the year ended June 30, 2009
Net asset value, beginning of year	$1.00
Net investment income	0.006
Dividends from net investment income	(0.006)
Distributions from net realized gains from investment activities	(0.000	)(1)
Total dividends and distributions	(0.006)
Net asset value, end of year	$1.00
Total investment return(2)	0.65%
Ratios/supplemental data:
Net assets, end of year (000’s)	$1,090,124
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.55%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.63%
Net investment income to average net assets	0.66%

(1)	Amount of distribution paid represents less than $0.0005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(3)

The Fund was reimbursed by UBS Financial Services Inc. in the amount of $9,385 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

102

For the years ended June 30,
2008		2007	2006	2005
$1.00		$1.00	$1.00	$1.00
0.021		0.029	0.023	0.011
(0.021)		(0.029)	(0.023)	(0.011)
—		—	—	—
(0.021)		(0.029)	(0.023)	(0.011)
$1.00		$1.00	$1.00	$1.00
2.23%		2.95%	2.28%	1.13%

$1,412,899		$832,590	$612,696	$596,071

0.61	%(3)	0.67%	0.67%	0.67%

0.61%		0.67%	0.67%	0.67%
2.03%		2.92%	2.27%	1.12%

103

UBS RMA New Jersey Municipal Money Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For the year ended June 30, 2009
Net asset value, beginning of year	$1.00
Net investment income	0.006
Dividends from net investment income	(0.006)
Distributions from net realized gains from investment activities	(0.000	)(1)
Total dividends and distributions	(0.006)
Net asset value, end of year	$1.00
Total investment return(2)	0.58%
Ratios/supplemental data:
Net assets, end of year (000’s)	$299,782
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.61%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.69%
Net investment income to average net assets	0.56%

(1)	Amount of distribution paid represents less than $0.0005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(3)

The Fund was reimbursed by UBS Financial Services Inc. in the amount of $2,454 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

104

For the years ended June 30,
2008		2007	2006	2005
$1.00		$1.00	$1.00	$1.00
0.020		0.028	0.021	0.010
(0.020)		(0.028)	(0.021)	(0.010)
—		—	—	—
(0.020)		(0.028)	(0.021)	(0.010)
$1.00		$1.00	$1.00	$1.00
2.05%		2.85%	2.11%	1.05%

$345,615		$179,725	$134,639	$134,174

0.68	%(3)	0.75%	0.81%	0.79%

0.68%		0.75%	0.81%	0.79%
1.83%		2.82%	2.10%	1.02%

105

UBS RMA

Notes to financial statements

Organization and significant accounting policies

UBS RMA Money Fund Inc. (the “Corporation”) and UBS RMA Tax-Free Fund Inc. (“RMA Tax-Free”) were organized under the laws of Maryland on July 2, 1982 and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as open-end management investment companies. RMA Tax-Free is a diversified mutual fund and the Corporation is a series mutual fund and currently has three portfolios, each of which are diversified series: UBS RMA Money Market Portfolio (“Money Market Portfolio”), UBS RMA U.S. Government Portfolio (“U.S. Government Portfolio”) and UBS Retirement Money Fund. The financial statements of UBS Retirement Money Fund are not included herein.

UBS Managed Municipal Trust (“Managed Municipal Trust”) and UBS Municipal Money Market Series (“Municipal Money Market Series”) were organized under Massachusetts law by Declarations of Trust dated November 21, 1986 and September 14, 1990, respectively, and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as open-end management investment companies. Managed Municipal Trust currently offers two non-diversified series: UBS RMA California Municipal Money Fund (“RMA California”) and UBS RMA New York Municipal Money Fund (“RMA New York”). Municipal Money Market Series currently offers one non-diversified series: UBS RMA New Jersey Municipal Money Fund (“RMA New Jersey”), and when referred together with Money Market Portfolio, U.S. Government Portfolio, RMA Tax-Free, RMA California and RMA New York (collectively, the “Funds”).

Each Trust or Corporation accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

106

UBS RMA

Notes to financial statements

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Fund’s Board of Directors/Trustees (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Funds is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

On July 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

In accordance with the requirements of FAS 157, a summary of the inputs used in determining the fair value of each Fund’s investments as of June 30, 2009 has been included near the end of each Funds’ Statement of net assets.

Repurchase agreements—Each Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian

107

UBS RMA

Notes to financial statements

or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). Money Market Portfolio and U.S. Government Portfolio may engage in repurchase agreements as part of normal investing strategies; the other Funds generally would only engage in repurchase agreement transactions as temporary or defensive investments.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

108

UBS RMA

Notes to financial statements

Additionally, RMA California, RMA New York and RMA New Jersey follow an investment policy of investing primarily in municipal obligations of one state under normal market conditions. Economic changes affecting each state and certain of its public bodies and municipalities may affect the ability of issuers within each state to pay interest on, or repay principal of, municipal obligations held by each of those Funds.

Investment advisor and administrator

Each Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) for each Fund with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Funds. In accordance with the Advisory Contract, each Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedules:

Average daily net assets	Annual rate
Money Market Portfolio:
All	0.50	%†

†	UBS Financial Services Inc. has agreed to waive portions of its investment advisory and administration fee for the Money Market Portfolio (the “Portfolio”) so that the fee rate is reduced to the following: up to $1.0 billion in average daily net assets—0.50%; in excess of $1.0 billion up to $1.5 billion in average daily net assets—0.44%; and over $1.5 billion in average daily net assets—0.36%. UBS Financial Services Inc. has further agreed to cap the Portfolio’s aggregate management and shareholder services fees (paid pursuant to the Portfolio’s Shareholder Services Plan) so that the total of these does not exceed 0.50% of the Portfolio’s average daily net assets. This cap results in an effective investment advisory and administration fee rate not to exceed 0.375% of the Portfolio’s average daily net assets. (UBS Financial Services Inc. is waiving a portion of its advisory and administration fees to offset the shareholder services fees, and this waiver continues for as long as the Portfolio’s Shareholder Services Plan remains in effect). Accordingly, for the year ended June 30, 2009, UBS Financial Services Inc. waived $22,067,606 of its investment advisory and administration fees from the Portfolio. At June 30, 2009, UBS Financial Services Inc. owed the Portfolio $1,786,688 for fee waivers under the above agreement.

Average daily net assets	Annual rate
U.S. Government Portfolio, RMA California and RMA New York:
Up to $300 million	0.50%
In excess of $300 million up to $750 million	0.44%
Over $750 million	0.36%

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Notes to financial statements

Average daily net assets	Annual rate

RMA Tax-Free:
Up to $1.0 billion	0.50%
In excess of $1.0 billion up to $1.5 billion	0.44%
Over $1.5 billion	0.36%

RMA New Jersey:
Up to $300 million	0.45%
In excess of $300 million up to $750 million	0.39%
Over $750 million	0.31%

At June 30, 2009, the Funds owed UBS Financial Services Inc. for investment advisory and administration fees as follows:

Money Market Portfolio	$6,909,404
U.S. Government Portfolio	1,501,358
RMA Tax-Free	1,950,116
RMA California	438,345
RMA New York	396,009
RMA New Jersey	112,728

UBS Financial Services Inc. has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the year ended June 30, 2009, UBS Financial Services Inc. voluntarily waived investment advisory and administration fees and/or reimbursed expenses as follows:

Money Market Portfolio	$1,457,499
U.S. Government Portfolio	1,469,573
RMA Tax-Free	1,693,380
RMA California	1,339,198
RMA New York	1,114,102
RMA New Jersey	283,672

At June 30, 2009, UBS Financial Services Inc. owes each Fund the following for fee waivers/expense reimbursements:

Money Market Portfolio	$1,349,667
U.S. Government Portfolio	690,132
RMA Tax-Free	833,343
RMA California	320,004
RMA New York	298,890
RMA New Jersey	77,619

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Notes to financial statements

UBS Global AM serves as sub-advisor and sub-administrator to the Funds pursuant to sub-advisory and sub-administration contracts between UBS Financial Services Inc. and UBS Global AM (each a “Sub-Advisory Contract”). In accordance with each Sub-Advisory Contract, UBS Financial Services Inc. (not the Funds) pays UBS Global AM a fee, accrued daily and paid monthly, at an annual rate of 0.08% of the respective Funds’ average daily net assets.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested board member of the Funds. The Funds have been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended June 30, 2009, the Funds purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Money Market Portfolio	$46,530,641,447
U.S. Government Portfolio	112,431,605,971
RMA Tax-Free	4,598,246,726
RMA California	1,385,782,500
RMA New York	766,418,000
RMA New Jersey	215,510,000

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Funds’ investment advisor or sub-advisor, it is believed that under normal circumstances such compensation represents a small portion of the total value of the transactions.

Shareholder service plans

UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of each Funds’ shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the Funds’ shares. Under the shareholder service plans, Money Market Portfolio, U.S. Government

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Notes to financial statements

Portfolio, RMA Tax-Free, RMA California and RMA New York pay UBS Global AM (US) a monthly service fee, which is accrued daily and paid monthly at an annual rate of up to 0.15% of average daily net assets, and RMA New Jersey is authorized to pay at the annual rate of up to 0.12% of average daily net assets, for providing certain shareholder services. Currently, UBS Global AM (US) is compensated for providing such services at the annual rate of 0.125% of the Funds’ average daily net assets for each of those Funds except for RMA New Jersey, which pays at the annual rate of 0.12% of the Funds’ average daily net assets. At June 30, 2009, the Funds owed UBS Global AM (US) for such service fees as follows:

Money Market Portfolio	$1,727,351
U.S. Government Portfolio	499,044
RMA Tax-Free	625,754
RMA California	129,943
RMA New York	115,242
RMA New Jersey	30,137

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Funds’ transfer agent, and was compensated for these services by PNC, not the Funds.

For the year ended June 30, 2009, UBS Financial Services Inc. received from PNC, not the Funds, total delegated services fees as follows:

Money Market Portfolio	$3,994,742
U.S. Government Portfolio	347,117
RMA Tax-Free	1,300,744
RMA California	228,013
RMA New York	194,924
RMA New Jersey	65,570

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to

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Notes to financial statements

exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Effective November 12, 2008, State Street Bank and Trust serves as the lending agent for each Fund. Prior to November 12, 2008, UBS Securities LLC was the lending agent for each Fund. For the period July 1, 2008 through November 11, 2008, UBS Securities LLC earned $264,097 and $4,954 in compensation from Money Market Portfolio and U.S. Government Portfolio, respectively, as the Funds’ lending agent. At June 30, 2009, Money Market Portfolio had securities on loan having a market value of $105,886,584, and received cash collateral of $108,008,820.

RMA Tax-Free, RMA California, RMA New York and RMA New Jersey did not loan any securities during the year ended June 30, 2009.

Bank line of credit

RMA Tax-Free, RMA California, RMA New York and RMA New Jersey participate with certain other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. Interest will be charged to each Fund at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended June 30, 2009, the following Funds had borrowings:

	Average daily amount of borrowings outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
RMA Tax-Free	$12,761,318	12	2.299%	$9,778
RMA California	12,164,005	9	0.780	2,373
RMA New Jersey	1,057,376	2	0.716	42

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2009.

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Notes to financial statements

Other liabilities and components of net assets

At June 30, 2009, the Funds had the following liabilities outstanding:

	Dividends payable	Payable for investments purchased	Payable for cash collateral from securities loaned	Other accrued expenses*
Money Market Portfolio	$31,788	—	$108,008,820	$1,514,122
U.S. Government Portfolio	8,161	—	—	241,295
RMA Tax-Free	11,367	$28,583,800	—	564,501
RMA California	2,231	3,064,680	—	156,949
RMA New York	2,137	—	—	145,506
RMA New Jersey	582	—	—	82,003

*	Excludes investment advisory and administration and service fees.

At June 30, 2009, the components of net assets for each of the Funds were as follows:

	Accumulated paid in capital	Accumulated net realized gain	Total net assets
Money Market Portfolio	$16,460,791,231	$1,712,260	$16,462,503,491
U.S. Government Portfolio	4,661,995,549	388,303	4,662,383,852
RMA Tax-Free	5,860,547,276	70,036	5,860,617,312
RMA California	1,218,946,267	147,559	1,219,093,826
RMA New York	1,090,092,441	31,420	1,090,123,861
RMA New Jersey	299,776,889	5,084	299,781,973

Federal tax status

Each Fund intends to distribute all or substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, net realized capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

The tax character of all distributions paid to shareholders by the Money Market Portfolio and US Government Portfolio during the fiscal years ended June 30, 2009 and June 30, 2008 was ordinary income. The tax character of all distributions paid to shareholders by RMA Tax-Free, RMA

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Notes to financial statements

California, RMA New York and RMA New Jersey during the fiscal years ended June 30, 2009 and June 30, 2008 were as follows:

For the year ended June 30, 2009	RMA Tax-Free	RMA California	RMA New York	RMA New Jersey
Tax-exempt income	$49,863,839	$10,327,414	$8,864,343	$1,941,962
Ordinary income	1,194,574	210,445	85,659	27,391
Long-term capital gains	14,935	—	—	1,836
Total distributions paid	$51,073,348	$10,537,859	$8,950,002	$1,971,189

For the year ended June 30, 2008	RMA Tax-Free	RMA California	RMA New York	RMA New Jersey
Tax-exempt income	$144,867,279	$31,840,538	$24,184,601	$5,234,422
Ordinary income	246,878	144,889	115,110	56,493
Total distributions paid	$145,114,157	$31,985,427	$24,299,711	$5,290,915

At June 30, 2009, the components of accumulated earnings on a tax basis for each of the Funds were as follows:

	Ordinary income	Tax-exempt income	Long-term capital gains	Accumulated capital and other losses	Total tax basis accumulated earnings
Money Market Portfolio	$1,744,048	—	—	—	$1,744,048
U.S. Government Portfolio	396,464	—	—	—	396,464
RMA Tax-Free	6,851	$15,325	$59,227	—	81,403
RMA California	28,850	27,185	93,755	—	149,790
RMA New York	—	33,557	—	—	33,557
RMA New Jersey	—	5,666	—	—	5,666

As of and during the year ended June 30, 2009, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the year ended June 30, 2009, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

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UBS RMA

Notes to financial statements

Capital share transactions

There are 60 billion $0.001 par value shares of common stock authorized for the Money Market Portfolio, 10 billion $0.001 par value shares of common stock authorized for the U.S. Government Portfolio and 20 billion $0.001 par value shares of common stock authorized for RMA Tax-Free. Transactions in capital shares, at $1.00 per share, were as follows:

For the year ended June 30, 2009:	Money Market Portfolio	U.S. Government Portfolio	RMA Tax-Free
Shares sold	156,010,948,397	42,889,047,620	51,564,359,423
Shares repurchased	(156,513,443,390)	(40,623,704,509)	(53,195,682,038)
Dividends reinvested	174,184,789	18,294,982	49,969,297
Net increase (decrease) in shares outstanding	(328,310,204)	2,283,638,093	(1,581,353,318)

For the year ended June 30, 2008:	Money Market Portfolio	U.S. Government Portfolio	RMA Tax-Free
Shares sold	169,915,764,681	18,374,482,748	63,911,737,064
Shares repurchased	(166,802,631,799)	(17,067,217,428)	(61,514,070,562)
Dividends reinvested	537,955,606	43,831,047	141,333,017
Net increase in shares outstanding	3,651,088,488	1,351,096,367	2,538,999,519

Beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for RMA California, RMA New York and RMA New Jersey. Transactions in shares of beneficial interest, at $1.00 per share were as follows:

For the year ended June 30, 2009:	RMA California	RMA New York	RMA New Jersey
Shares sold	12,191,746,998	9,996,993,668	2,621,623,690
Shares repurchased	(12,745,750,625)	(10,328,425,944)	(2,669,343,868)
Dividends reinvested	10,318,023	8,712,106	1,904,751
Net decrease in shares outstanding	(543,685,604)	(322,720,170)	(45,815,427)

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Notes to financial statements

For the year ended June 30, 2008:	RMA California	RMA New York	RMA New Jersey
Shares sold	15,670,463,358	12,594,105,824	3,213,074,829
Shares repurchased	(15,167,654,352)	(12,037,455,300)	(3,052,320,054)
Dividends reinvested	31,161,272	23,602,756	5,116,359
Net increase in shares outstanding	533,970,278	580,253,280	165,871,134

US Treasury Temporary Guarantee Program for US Money Market Funds

Each Fund participates in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covers shareholders of mutual funds as of the close of business on September 19, 2008. The program expires on September 18, 2009. Each Fund bears the cost of participating in this program, as this is not an expense borne by the Funds’ advisor. Each Fund paid a fee of 0.01% of the value of the Funds’ outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and each Fund paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. In April, the program was extended a final time, providing coverage through September 18, 2009. Each Fund paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Subsequent events

In accordance with the provisions set forth in FAS 165 “Subsequent Events”, management has evaluated the effect of subsequent events on the Funds’ financial statements through August 24, 2009. Management has determined that there are no material subsequent events that would require disclosure in the Funds’ financial statements through this date.

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Report of Ernst & Young LLP, independent registered public accounting firm

The Boards of Directors/Trustees and Shareholders of UBS RMA:

Money Market Portfolio

U.S. Government Portfolio

Tax-Free Fund Inc.

California Municipal Money Fund

New York Municipal Money Fund

New Jersey Municipal Money Fund

We have audited the accompanying statements of net assets of the UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio (two of the series comprising UBS RMA Money Fund Inc.), UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund (two of the series comprising UBS Managed Municipal Trust) and UBS RMA New Jersey Municipal Money Fund (the sole series comprising UBS Municipal Money Market Series) (collectively, the “Funds”) as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and others, or by other appropriate auditing procedures where

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Report of Ernst & Young LLP, independent registered public accounting firm (concluded)

replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund and UBS RMA New Jersey Municipal Money Fund at June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

August 24, 2009

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UBS RMA

General information (unaudited)

Quarterly Form N-Q portfolio schedules

The Funds will file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Fund directly at 1-800-647 1568, online on a Fund’s Web site: www.ubs.com/ ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(K)(2)(C) of the Internal Revenue Code, these Funds designate 100% of their “qualified short-term gains” (as defined in Section 871(K)(2)(D)) related to the distribution made in December 2008 as short-term capital gain dividends.

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UBS RMA

Supplemental information (unaudited)

Boards of Directors/Trustees & Officers

UBS RMA Money Fund Inc. (“RMA Money Fund”) and UBS RMA Tax-Free Fund Inc. (“RMA Tax-Free Fund”) (each a “Corporation”) were organized as Maryland corporations. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are series of RMA Money Fund. UBS Managed Municipal Trust (“Managed Municipal Trust”) and UBS Municipal Money Market Series (“Municipal Money Market Series”) (each a “Trust”) were formed as business trusts under the laws of the Commonwealth of Massachusetts. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are series of Managed Municipal Trust. UBS RMA New Jersey Municipal Money Fund is a series of Municipal Money Market Series. Each Corporation or Trust is governed by a Board of Directors or Trustees, respectively (sometimes referred to as “board members”), which oversees the operations of the applicable Fund. Each board member serves an indefinite term of office. Officers are appointed by the board members and serve at the pleasure of a Board. The table below shows, for each board member and officer, his or her name, address and age, the position held with the Corporation or Trust, the length of time served as a board member or officer of the Corporation or Trust, the board member’s and officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

The Corporations’ and Trusts’ Statement of Additional Information contains additional information about the board members and is available, without charge, upon request, by calling 1-800-647 1568.

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UBS RMA

Supplemental information (unaudited)

Interested Board Member

	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director/ Trustee	Since 1991 (Managed Municipal Trust) Since 1992 (RMA Money Fund, RMA Tax-Free Fund) Since 1996 (Municipal Money Market Fund)	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

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UBS RMA

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

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Supplemental information (unaudited)

Independent Board Members

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director/Trustee and Chairman of the Board of Director/Trustees	Since 1996 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director/Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (International accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Director/Trustee	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director/Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

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UBS RMA

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

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UBS RMA

Supplemental information (unaudited)

Independent Board Members (concluded)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 49 255 E. 49th St, Suite 23D New York, NY 10017	Director/Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

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UBS RMA

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

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Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc, GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T.Gerry III*; 52	Vice President	Since 1996 (Managed Municipal Trust) Since 2000 (Municipal Money Market Series, RMA Tax-Free Fund)	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor, or manager.

129

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 51	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administrative department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

130

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice President and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

131

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Ryan Nugent*; 31	Vice President	Since 2005	Mr. Nugent is an associate director (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager to the tax-free money market funds since February 2002. Mr. Nugent is a vice president of three investment companies (consisting of four portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

132

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 35	Vice President	Since 2008	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director) head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of 4 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

133

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is the Head-Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995 (Managed Municipal Trust, RMA Money Fund, RMA Tax-Free Fund) Since 1996 (Municipal Money Market Series)	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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UBS RMA

Supplemental information (unaudited)

Officers (concluded)

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each board member holds office for an indefinite term. Each board member who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the Corporation’s or Trust’s board, including a majority of its independent board members, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the chairman of each board, until 2011.
††	Professor Feldberg is deemed an “interested person” of the Funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions.

136

Board Members

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary Thomas Disbrow Vice President and Treasurer	Robert Sabatino Vice President (Taxable Funds) EIbridge T. Gerry III Vice President (Tax-Free Funds)

Investment Advisor and Administrator

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Sub-Advisor and Sub-Administrator

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.

51 West 52nd Street

New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

©2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019

UBS Retirement Money Fund

Annual Report

June 30, 2009

UBS Retirement Money Fund

August 17, 2009

Dear shareholder,

We present you with the annual report for UBS Retirement Money Fund for the 12 months ended June 30, 2009.

Performance

In an attempt to boost a weakening US economy and address other concerns, the Federal Reserve Board (the “Fed”) lowered the federal funds rate three times during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This decrease caused the yields of the securities in which the Fund invests to decline, lowering the Fund’s yield.

As of June 30, 2009, the Fund’s seven-day current yield was 0.01%,

versus 1.90% on June 30, 2008. (For more on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 10.)

An interview with Portfolio Manager Robert Sabatino

Q.	Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the “Program”). Is the Fund participating?
A.	The Fund will participate in the Program until it expires on September 18, 2009. As part of the Program, the US Treasury will guarantee the share price of any publicly offered eligible money market mutual fund that applies and is accepted into it. Shareholders in money market funds enrolled in the Program through its expiration will be covered for the amounts they held as of the close of business on September 19, 2008 until September 18, 2009. Further important information about the Program appears at the end of this letter. The Fund has maintained its net asset value (“NAV”) of $1.00 per share*

*	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, the Fund is participating in the US Treasury’s Temporary Guarantee Program for Money Market Funds; please see further below for important information about the Program’s scope and limitations.

UBS Retirement Money Fund

Investment goal:

Current income consistent with liquidity and conservation of capital

Portfolio Manager/Sub-advisor:

Robert Sabatino

UBS Global Asset

Management (Americas) Inc.

Commencement:

July 2, 1988

Dividend payments:

Monthly

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UBS Retirement Money Fund

throughout the recent unprecedented turmoil and has continued to meet its stated goal, which is to provide current income consistent with liquidity and conservation of capital. We are pleased to have the Fund participate in the Program to provide an added level of protection for covered shareholders. We want to reassure shareholders of the following:

• The Fund holds very high-quality assets. While we consider rating agencies’ credit ratings, we rely first and foremost on our own proprietary research, conducted by dedicated teams of credit analysts. This approach benefited the Fund in the volatile environment that prevailed during the reporting period.

• UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for more than 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

Q.	What are the costs to the Fund to participate in the Program, and how will this impact the Fund’s yields?
A.	When the Program was introduced, it had an initial termination date of December 18, 2008. The Fund paid a fee of 0.01% of the value of the Fund’s outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was extended twice—first through April 30, 2009, and then, most recently, through September 18, 2009. The Fund paid additional fees calculated on the same basis, but at the rate of 0.015% for each of the two extension election periods, to continue to participate through September 18, 2009. This cost will be absorbed by the Fund as a fund expense.

We do expect that the Fund’s yield will decline as a result of the program participation fees, but believe that the extent of any yield decreases will be dependent on a number of factors outside of the Fund’s control, including fluctuations in the asset base of the Fund.

Q.	How would you describe the economic environment during the reporting period?
A.	Prior to the beginning of the reporting period, the US economy, as measured by gross domestic product (“GDP”), declined 0.5% in the third quarter of 2008. However, the bursting of the housing bubble, a severe credit crunch, falling business profits and consumer consumption and surging unemployment caused the US economy to weaken significantly. GDP contracted 5.4% during the fourth quarter of 2008—the worst quarterly reading since 1982.

2

UBS Retirement Money Fund

The economy has remained weak thus far in 2009, as first quarter GDP growth declined 6.4%. While the economy continued to contract during the second quarter, it was at a more modest pace. The advance estimate for GDP was a decline of 1.0%, due, in part, to smaller declines in exports and business spending.

Q.	How did the Fed and US Treasury Department react to the challenging economic and market environment?
A.	Both the Fed and US Treasury Department were extremely active given the magnitude of the economic decline and the turmoil in the financial markets. In addition to adding billions of dollars into the financial system, the Fed and Treasury were actively involved in addressing problems at several major financial institutions. This included placing Freddie Mac and Fannie Mae into conservatorship, and taking a role in the purchase of Merrill Lynch by Bank of America.

The Treasury also oversaw the $700 billion Troubled Asset Relief Program (“TARP”). More recently, the Treasury introduced the Public-Private Partnership Investment Program (PPIP), which aims to facilitate the purchase of $40 billion of “toxic” mortgage assets from bank balance sheets. The new administration in Washington put the revival of the economy on the front burner as President Obama signed a $787 billion stimulus package into law in February 2009.

The Fed reduced the fed funds rate on several occasions during the reporting period. When the period began, the fed funds rate was 2.00%. After lowering interest rates from 5.25% in August 2007 to 2.00% in April 2008, the Fed then held rates steady until September 2008, citing inflationary pressures on the back of soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%.

During its meeting on December 16, the Fed aggressively cut the fed funds rate to a range of 0.00% to 0.25%—a record low. The Fed has since maintained this rate as it evaluates incoming economic data. In conjunction with its June 2009 meeting, the Fed said, “…the pace of economic contraction is slowing. Conditions in financial markets have generally improved in recent months. Household spending has shown

3

UBS Retirement Money Fund

further signs of stabilizing, but remains constrained by ongoing job losses, lower housing wealth, and tight credit. Businesses are cutting back on fixed investment and staffing but appear to be making progress in bringing inventory stocks into better alignment with sales.”

Q.	How did you position the Fund during the reporting period?
A.	Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Fund in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Fund’s new investments in shorter-dated money market securities maturing within one to three months.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the security level, we maintained a greater than usual level of diversification over the reporting period by investing in smaller positions. While the Fund is generally able to hold up to 5.00% in any one security (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one nongovernment issuer, as part of our efforts to reduce risk and keep the Fund highly liquid.

Q.	What types of securities did you emphasize over the period?
A.	In terms of the securities that we emphasized, at the beginning of the reporting period, the Fund held a significant exposure to commercial paper and US government and agency obligations. As the period continued, we increased the Fund’s exposure to asset-backed commercial paper. This move followed measures taken by the Fed to improve the liquidity of asset-backed commercial paper in response to the turmoil in the credit markets. In addition, we increased the Fund’s exposure to US government and agency obligations, while decreasing exposure to certificates of deposit and repurchase agreements over the period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.	Overall, it appears that many of the actions taken by policy makers at the US Treasury Department and the Fed are having their intended effect—increasing liquidity within the financial system and providing credit to consumers and businesses. In light of the historically low fed funds rate, we expect Treasury and money market yields to remain relatively low in the near future.

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UBS Retirement Money Fund

While the US economy continues to feel the pain of the recession, a few indicators, including consumer confidence and personal consumption, have begun to show improvements. However, existing home sales have yet to show a meaningful recovery, and continuing unemployment claims remain high.

Looking ahead, we plan to monitor the factors likely to influence the Fed’s future decisions on interest rates, including the state of the financial markets, inflation and the overall state of the economy.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp

President

UBS Retirement Money Fund

Head—Americas

UBS Global Asset Management (Americas) Inc.

Robert Sabatino

Portfolio Manager

UBS Retirement Money Fund

Executive Director

UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2009. The views and opinions in the letter were current as of August 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice.

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UBS Retirement Money Fund

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

Temporary Guarantee Program for Money Market Funds

The Fund participates in the Temporary Guarantee Program for Money Market Funds (the “Program”) created by the US Department of the Treasury (the “Treasury”).

The Program is designed to provide certain investors with a guarantee of a $1.00 net asset value (“NAV”) price per share based on the number of shares held by the investor in a fund as of the close of business on September 19, 2008. The guarantee under the Program is triggered if a fund’s market-based NAV falls below $0.995, commonly referred to as “breaking the buck” (a “Guarantee Event”) and the fund commences the process of liquidation. Any increase in the number of shares held by an investor in a fund after the close of business on September 19, 2008, will not be guaranteed. If the number of shares held by an investor in a fund fluctuates over the period of the Program (as discussed below), the Program will cover the lesser of (i) the number of shares held by the investor in the fund as of the close of business on September 19, 2008, or (ii) the number of shares held by the investor as of the date of the Guarantee Event. In order to participate in the Program, the Fund paid fees as noted earlier in this report.

Under the terms of the Program, upon the occurrence of a Guarantee Event, a fund Board must promptly initiate actions necessary under state and federal law to commence the liquidation of a fund. The Program will guarantee any difference between the amount received by an investor in connection with the liquidation and the value based on $1.00 per share. Guarantee payments under the Program will be made through a fund within approximately 30 days of a Guarantee Event. The Treasury, in its sole discretion, may designate a later payment date after taking into account prevailing market conditions. Guarantee payments under the Program will not exceed the amount available within the Treasury’s Exchange Stabilization Fund.

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UBS Retirement Money Fund

The Program is designed to address temporary dislocations in credit markets. The Program will exist up to the close of business on September 18, 2009. Neither this shareholder report, nor any participating fund, is in any manner approved, endorsed, sponsored or authorized by the Treasury.

A few highlights of the Program to keep in mind:

• The US Treasury Temporary Guarantee Program provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on September 19, 2008.

• Any increase in the number of shares an investor holds after the close of business on September 19, 2008, will not be guaranteed.

• If a customer closes his/her account with a fund or broker-dealer, any future investment in the fund will not be guaranteed.

• If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less.

• The Program expires on September 18, 2009.

7

UBS Retirement Money Fund

Understanding your fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees (l2b-I fees) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

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UBS Retirement Money Fund

Understanding your fund’s expenses (unaudited) (concluded)

	Beginning account value January 1, 2009	Ending account value June 30, 2009(2)	Expenses paid during period(1) 01/01/09 – 06/30/09
Actual	$1,000.00	$1,001.10	$3.03
Hypothetical (5% annual return before expenses)	1,000.00	1,021.77	3.06

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

(2)

“Actual — Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose Fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

9

UBS Retirement Money Fund

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	06/30/09		12/31/08		06/30/08
Seven-day current yield(1)	0.01%		1.07%		1.90%
Seven-day effective yield(1)	0.01		1.08		1.92
Weighted average maturity(2)	41	days	45	days	49	days
Net assets (bn)	$2.0		$2.0		$1.8

Portfolio composition(3)	06/30/09		12/31/08		06/30/08
Commercial paper	38.3%		50.3%		23.4%
US government and agency obligations	30.1		22.5		26.5
Certificates of deposit	13.3		16.2		15.9
Repurchase agreements	11.9		3.0		18.5
Short-term corporate obligations	3.9		4.7		13.3
Bank notes	2.5		3.2		2.2
Money market funds	2.1		2.0		–
Other assets less liabilities	(2.1)		(1.9)		0.2
Total	100.0%		100.0%		100.0%

(1)

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

(2)	The Fund is actively managed and its weighted average maturity will differ over time.

(3)	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

An investment in UBS Retirement Money Fund is not insured or guaranteed by the Federal Deposit insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Notwithstanding the preceding statements, the Fund is participating in the US Treasury’s Temporary Guarantee Program for Money Market Funds. The Program generally does not guarantee any new investments in the Fund made after September 19, 2008, and is scheduled to expire on September 18, 2009. For more information about the Program’s scope and limitations, please see the Fund’s prospectus.

Not FDIC Insured. May lose value. No Bank guarantee.

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UBS Retirement Money Fund

Statement of net assets — June 30, 2009

Security description	Face amount	Value
US government and agency obligations—30.12%
Federal Home Loan Bank 2.820%, due 07/10/09	$14,000,000	$14,000,000
0.450%, due 07/13/09(1)	15,000,000	14,997,750
0.499%, due 07/13/09(2)	19,750,000	19,750,000
0.210%, due 08/17/09(1)	30,000,000	29,991,775
0.580%, due 08/17/09(1)	20,000,000	19,984,856
0.210%, due 08/21/09(1)	30,000,000	29,991,075
0.650%, due 09/10/09(2)	20,000,000	20,016,160
0.220%, due 09/28/09(1)	20,000,000	19,989,122
0.460%, due 10/09/09(1)	22,000,000	21,971,889
0.320%, due 12/21/09(1)	10,000,000	9,984,622
0.520%, due 06/01/10	7,000,000	6,997,642
Federal Home Loan Mortgage Corp.* 0.630%, due 07/01/09(2)	30,000,000	30,000,000
0.238%, due 07/28/09(2)	30,000,000	29,997,353
0.570%, due 08/17/09(1)	25,000,000	24,981,396
0.550%, due 08/31/09(1)	20,000,000	19,981,361
0.570%, due 09/08/09(1)	30,000,000	29,967,225
4.125%, due 11/30/09	16,000,000	16,121,600
Federal National Mortgage Association* 1.029%, due 07/13/09(2)	20,000,000	20,000,000
0.300%, due 08/24/09(1)	40,000,000	39,982,000
0.250%, due 10/26/09(1)	20,000,000	19,983,750
0.530%, due 12/21/09(1)	20,000,000	19,949,061
US Treasury Bills 0.173%, due 07/16/09(1),(3)	39,000,000	38,997,197
0.265%, due 08/06/09(1)	22,000,000	21,994,170
0.198%, due 09/17/09(1),(3)	38,000,000	37,983,739
0.235%, due 11/19/09(1)	40,000,000	39,963,183
Total US government and agency obligations (cost—$597,576,926)		597,576,926
Bank notes—2.47%
Banking-US—2.47%
Bank of America N.A. 1.207%, due 08/06/09(2)	10,000,000	10,000,000
Wells Fargo Bank N.A. 0.413%, due 07/20/09(2)	14,000,000	14,000,000

11

UBS Retirement Money Fund

Statement of net assets — June 30, 2009

Security description	Face amount	Value
Bank notes—(concluded)
Banking-US—(concluded)
Westpac Banking Corp. 1.439%, due 07/14/09(2)	$25,000,000	$25,000,000
Total bank notes (cost—$49,000,000)		49,000,000
Certificates of deposit—13.36%
Banking-non-US—12.35%
Bank of Nova Scotia 1.100%, due 05/11/10	5,000,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.300%, due 07/30/09	30,000,000	30,000,000
BNP Paribas 0.470%, due 08/12/09	10,000,000	10,000,000
0.500%, due 11/25/09	10,000,000	10,000,000
Calyon N.A., Inc. 0.530%, due 12/18/09	10,000,000	10,000,000
Deutsche Bank AG 0.620%, due 07/08/09	5,000,000	5,000,000
0.610%, due 07/27/09	15,000,000	15,000,000
Dnb NOR ASA 0.300%, due 07/06/09	20,000,000	20,000,000
Fortis Bank NV-SA 0.380%, due 07/24/09	35,000,000	35,000,000
Natixis 0.950%, due 07/07/09	20,000,000	20,000,000
Rabobank Nederland NV 0.700%, due 07/02/09	5,000,000	5,000,000
0.520%, due 12/07/09	10,000,000	10,000,000
Royal Bank of Canada 0.280%, due 08/24/09	15,000,000	15,000,000
Royal Bank of Scotland 0.330%, due 07/10/09	20,000,000	20,000,000
Svenska Handelsbanken 0.350%, due 08/24/09	20,000,000	20,000,000
Toronto-Dominion Bank 1.150%, due 08/20/09	15,000,000	15,003,075
		245,003,075

12

UBS Retirement Money Fund

Statement of net assets — June 30, 2009

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-US—1.01%
Bank of America N.A. 0.400%, due 09/10/09	$20,000,000	$20,000,000
Total certificates of deposit (cost—$265,003,075)		265,003,075
Commercial paper(1)—38.28%
Asset backed-banking—0.76%
Atlantis One Funding 0.400%, due 09/09/09	15,000,000	14,988,333
Asset backed-miscellaneous—17.17%
Amsterdam Funding Corp. 0.850%, due 07/06/09	10,000,000	9,998,819
0.680%, due 07/14/09	20,000,000	19,995,089
0.360%, due 09/18/09	15,000,000	14,988,150
Atlantic Asset Securitization LLC 0.530%, due 07/01/09	25,000,000	25,000,000
0.500%, due 07/17/09	15,000,000	14,996,667
Enterprise Funding Co. LLC 0.340%, due 08/20/09	15,000,000	14,992,917
0.380%, due 08/24/09	15,000,000	14,991,450
Falcon Asset Securitization Corp. 0.280%, due 07/20/09	20,000,000	19,997,045
0.270%, due 07/21/09	20,000,000	19,997,000
Jupiter Securitization Co. LLC 0.270%, due 07/10/09	10,000,000	9,999,325
Market Street Funding LLC 0.350%, due 08/17/09	20,000,000	19,990,861
Old Line Funding Corp. 0.320%, due 07/08/09	20,000,000	19,998,756
Sheffield Receivables Corp. 0.270%, due 07/17/09	21,000,000	20,997,480
0.270%, due 07/22/09	20,000,000	19,996,850
0.320%, due 08/20/09	9,800,000	9,795,644
Thames Asset Global Securitization No. 1 0.260%, due 07/07/09	30,000,000	29,998,700

13

UBS Retirement Money Fund

Statement of net assets — June 30, 2009

Security description	Face amount	Value
Commercial paper(1)(continued)
Asset backed-miscellaneous—(concluded)
Variable Funding Capital Corp. 0.280%, due 07/20/09	$10,000,000	$9,998,522
0.350%, due 09/28/09	30,000,000	29,974,042
Windmill Funding Corp. 0.280%, due 07/14/09	15,000,000	14,998,483
		340,705,800
Asset backed-security—0.50%
Clipper Receivables Co. LLC 0.300%, due 08/03/09	10,000,000	9,997,250
Banking-non-US—1.66%
Bank of Nova Scotia 0.430%, due 11/17/09	5,000,000	4,991,699
Dnb NOR ASA 1.000%, due 08/04/09	10,000,000	9,990,555
Svenska Handelsbanken 0.540%, due 08/05/09	18,000,000	17,990,550
		32,972,804
Banking-US—11.14%
ANZ (Delaware), Inc. 0.173%, due 08/10/09	25,000,000	24,986,111
Calyon N.A., Inc. 1.020%, due 07/29/09	20,000,000	19,984,133
0.400%, due 09/01/09	16,000,000	15,988,978
Danske Corp. 0.310%, due 08/17/09	20,000,000	19,991,906
Dexia Delaware LLC 0.350%, due 07/02/09	50,000,000	49,999,514
ING (US) Funding LLC 0.990%, due 07/13/09	10,000,000	9,996,700
Morgan (JP) Chase Funding, Inc. 0.310%, due 09/03/09	40,000,000	39,977,955
Societe Generale N.A., Inc. 0.130%, due 07/01/09	20,000,000	20,000,000
0.600%, due 08/06/09	20,000,000	19,988,000
		220,913,297

14

UBS Retirement Money Fund

Statement of net assets — June 30, 2009

Security description	Face amount	Value
Commercial paper(1)(concluded)
Brokerage—1.76%
RBS Holdings USA, Inc. 0.100%, due 07/01/09	$35,000,000	$35,000,000
Energy-integrated—1.26%
Chevron Funding Corp. 0.220%, due 07/15/09	25,000,000	24,997,861
Finance-captive automotive—1.26%
Toyota Motor Credit Corp. 0.270%, due 07/29/09	25,000,000	24,994,750
Food/beverage—2.27%
Nestle Capital Corp. 0.650%, due 02/16/10	5,000,000	4,979,236
Unilever Capital Corp. 0.230%, due 07/06/09	40,000,000	39,998,722
		44,977,958
Pharmaceuticals—0.50%
Pfizer, Inc. 0.230%, due 08/20/09	10,000,000	9,996,806
Total commercial paper (cost—$759,544,859)		759,544,859
Short-term corporate obligations—3.89%
Banking-non-US—1.81%
Lloyds TSB Group PLC 1.286%, due 08/07/09(2),(4)	16,000,000	16,000,000
Rabobank Nederland NV 0.948%, due 07/09/09(2),(4)	20,000,000	20,000,000
		36,000,000
Banking-US—1.32%
HSBC Bank USA, Inc. 1.559%, due 07/14/09(2)	13,000,000	13,000,000
Wells Fargo & Co. 0.782%, due 09/23/09(2)	13,245,000	13,257,729
		26,257,729
Finance-captive automotive—0.76%
Toyota Motor Credit Corp. 0.670%, due 07/01/09(2)	15,000,000	15,000,000
Total short-term corporate obligations (cost—$77,257,729)		77,257,729

15

UBS Retirement Money Fund

Statement of net assets — June 30, 2009

Security description	Face amount	Value
Repurchase agreements—11.88%
Repurchase agreement dated 06/30/09 with Barclays Bank PLC, 0.080% due 07/01/09, collateralized by $19,714,000 Federal Farm Credit Bank obligations, 1.100% to 5.300% due 11/12/10 to 12/23/24, $21,400,000 Federal Home Loan Bank obligations, 0.550% to 2.375% due 04/30/10 to 06/04/10, $31,374,000 Federal Home Loan Mortgage Corp. obligations, zero coupon to 5.000% due 11/16/09 to 04/18/17 and $60,439,000 Federal National Mortgage Association obligations, 2.375% to 5.250% due 05/15/10 to 11/13/18; (value—$137,700,594); proceeds: $135,000,300	$135,000,000	$135,000,000
Repurchase agreement dated 06/30/09 with Deutsche Bank Securities, Inc., 0.080% due 07/01/09, collateralized by $78,545,000 Federal Home Loan Bank obligations, zero coupon to 5.750% due 07/02/09 to 05/15/12 and $20,820,000 Federal Home Loan Mortgage Corp. obligations, 5.870% due 01/05/27; (value—$100,980,271); proceeds: $99,000,220	99,000,000	99,000,000
Repurchase agreement dated 06/30/09 with State Street Bank & Trust Co., zero coupon due 07/01/09, collateralized by $8,873 Federal Home Loan Mortgage Corp. obligations, 5.755% due 08/27/14 and $1,727,293 US Treasury Bill, zero coupon due 08/27/09; (value—$1,736,065); proceeds: $1,702,000	1,702,000	1,702,000
Total repurchase agreements (cost—$235,702,000)		235,702,000
	Number of shares
Investments of cash collateral from securities loaned—2.06%
Money market fund(5)—2.06%
UBS Private Money Market Fund LLC,(6) 0.390%, (cost—$40,800,000)	40,800,000	40,800,000
Total investments (cost—$2,024,884,589 which approximates cost for federal income tax purposes)—102.06%		2,024,884,589
Liabilities in excess of other assets—(2.06)%		(40,918,063)
Net assets (applicable to 1,983,932,755 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$1,983,966,526

16

UBS Retirement Money Fund

Statement of net assets — June 30, 2009

*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the U.S. Treasury guaranteed the debt issued by those organizations.
(1)	Interest rates shown are the discount rates at date of purchase.
(2)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of June 30, 2009 and reset periodically.
(3)	Security, or portion thereof, was on loan. At June 30, 2009, the total market value of securities on loan was $39,997,994, and the total collateral held by the Fund amounted to $40,800,000.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.81% of net assets as of June 30, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(5)	Rate shown reflects yield at June 30, 2009.
(6)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended June 30, 2009. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 06/30/08	Purchases during the year ended 06/30/09	Sales during the year ended 06/30/09	Value at 06/30/09	Net income earned from affiliate for the year ended 06/30/09
UBS Private Money Market Fund LLC	$203,388	$482,460,924	$441,864,312	$40,800,000	$129,053

17

UBS Retirement Money Fund

Statement of net assets — June 30, 2009

The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Portfolio’s investments.

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$597,576,926	$—	$597,576,926
Bank notes	—	49,000,000	—	49,000,000
Certificates of deposit	—	265,003,075	—	265,003,075
Commercial paper	—	759,544,859	—	759,544,859
Short-term corporate obligations	—	77,257,729	—	77,257,729
Repurchase agreements	—	235,702,000	—	235,702,000
Investments of cash collateral from securities loaned	—	40,800,000	—	40,800,000
Total	$—	$2,024,884,589	$—	$2,024,884,589

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	79.5%
Netherlands	3.7
Japan	3.5
United Kingdom	2.5
France	2.5
Canada	2.0
Sweden	1.9
Belgium	1.7
Norway	1.5
Germany	1.0
Switzerland	0.2
Total	100.0%

Weighted average maturity—41 days

See accompanying notes to financial statements

18

UBS Retirement Money Fund

Statement of operations

For the year ended June 30, 2009
Investment income:
Interest	$31,316,591
Securities lending income (includes $129,053 earned from an affiliated entity)	131,267
31,447,858

Expenses:
Investment advisory and administration fees	9,056,967
Service fees	2,519,780
Transfer agency and related services fees	2,121,911
US Treasury Temporary Guarantee Program Participation fees	590,703
Custody and accounting fees	280,826
Reports and notices to shareholders	176,696
Professional fees	136,637
State registration fees	77,218
Insurance fees	39,178
Directors’ fees	25,029
Other expenses	17,317
15,042,262
Less: Fee waivers by investment advisor/administrator	(1,796,537)
Net expenses	13,245,725
Net investment income	18,202,133
Net realized gain from investment activities	149,209
Net increase in net assets resulting from operations	$18,351,342

See accompanying notes to financial statements

19

UBS Retirement Money Fund

Statement of changes in net assets

	For the years ended June 30,
	2009	2008
From operations:
Net investment income	$18,202,133	$58,025,245
Net realized gains from investment activities	149,209	3,538
Net increase in net assets resulting from operations	18,351,342	58,028,783

Dividends and distributions to shareholders from:
Net investment income	(18,202,133)	(58,025,245)
Net realized gain from investment activities	(123,247)	—
Total dividends and distributions to shareholders	(18,325,380)	(58,025,245)
Net increase in net assets from capital stock transactions	190,058,519	246,259,616
Net increase in net assets	190,084,481	246,263,154

Net assets:
Beginning of year	1,793,882,045	1,547,618,891
End of year	$1,983,966,526	$1,793,882,045
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

20

UBS Retirement Money Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended June 30,
	2009		2008		2007		2006	2005
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income	0.009		0.035		0.046		0.034	0.014
Dividends from net investment income	(0.009)		(0.035)		(0.046)		(0.034)	(0.014)
Distributions from net realized gains from investment activities	(0.000	)(1)	—		(0.000	)(1)	—	—
Total dividends and distributions	(0.009)		(0.035)		(0.046)		(0.034)	(0.014)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00
Total investment return(2)	0.96%		3.60%		4.68%		3.48%	1.38%
Ratios/supplemental data:
Net assets, end of year (in millions)	$1,984		$1,794		$1,548		$1,510	$1,917
Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor/administrator	0.66%		0.66	%(3)	0.77%		0.81%	0.83%
Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor/administrator	0.75%		0.77%		0.83%		0.81%	0.83%
Net investment income to average net assets	0.90%		3.47%		4.57%		3.38%	1.29%

(1)	Amount of distribution paid represents less than $0.0005 per share.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

(3)

In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the Fund was reimbursed in the amount of $867,557, or 0.05% of average daily net assets, for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements

21

UBS Retirement Money Fund

Notes to financial statements

Organization and significant accounting policies

UBS RMA Money Fund Inc. (the “Corporation”) was incorporated in the state of Maryland on July 2, 1982 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a series mutual fund and currently has three portfolios: UBS Retirement Money Fund (the “Fund”), UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio. The financial statements for the UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are not included herein.

The Corporation accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Fund’s Board of Directors (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

22

UBS Retirement Money Fund

Notes to financial statements

On July 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of FAS 157, a summary of the inputs used in determining the fair value of the Fund’s investments as of June 30, 2009 has been included near the end of the Fund’s Statement of net assets.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

23

UBS Retirement Money Fund

Notes to financial statements

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator

The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $1.0 billion	0.50%
In excess of $1.0 billion and up to $1.5 billion	0.44%
Over $1.5 billion	0.36%

Effective August 1, 2006, UBS Financial Services Inc. has agreed to waive a portion of this fee so that it is reduced to the following:

Average daily net assets	Annual rate
Up to $300 million	0.50%
In excess of $300 million and up to $750 million	0.44%
Over $750 million	0.36%

24

UBS Retirement Money Fund

Notes to Financial Statements

This fee waiver shall continue in effect unless it is terminated by a vote of a majority of those directors of the Fund who are not parties to the Advisory Contract or “interested persons” of any such party (as defined in the Investment Company Act of 1940, as amended), cast in person at a meeting called for the purpose of voting on such termination, or by vote of a majority of the outstanding voting securities of the Fund.

For the year ended June 30, 2009, UBS Financial Services Inc. waived $1,019,999 of investment advisory and administration fees. At June 30, 2009, the Fund owed UBS Financial Services Inc. $668,488 for investment advisory and administration fees net of fee waivers under the above agreement.

UBS Financial Services Inc. has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the year ended June 30, 2009, UBS Financial Services Inc. voluntarily waived investment advisory and administration fees and/or reimbursed expenses totalling $776,538. At June 30, 2009, UBS Financial Services, Inc. owed the Fund $407,788 for fee waivers and/or expense reimbursements.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to a sub-advisory and sub-administration contract (“Sub-Advisory Contract”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory Contract, UBS Financial Services Inc. (not the Fund) pays UBS Global AM a fee, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended June 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $592,800,029. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the

25

UBS Retirement Money Fund

Notes to Financial Statements

issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor or sub-advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Distribution plan

UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of the Fund’s shares and has appointed UBS Financial Services Inc. as dealer for the sale of those shares. Under the plan of distribution, the Fund pays UBS Global AM (US) a monthly service fee, which is accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund’s average daily net assets. Currently, UBS Global AM (US) is compensated for providing such services at an annual rate of 0.125% of the Fund’s average daily net assets. At June 30, 2009, the Fund owed UBS Global AM (US) $209,853 for service fees.

Transfer agency related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

For the year ended June 30, 2009, UBS Financial Services, Inc. received from PNC, not the Fund, $1,321,339 of the total transfer agency and related services fees paid by the Fund to PNC.

Securities lending

The Fund may lend securities up to 33  1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Effective November 12, 2008 State Street Bank & Trust Company serves as the Fund’s lending agent. Prior to November 12, 2008, UBS

26

UBS Retirement Money Fund

Notes to Financial Statements

Securities LLC was the Fund’s lending agent. For the period July 1, 2008 through November 11, 2008, UBS Securities LLC earned $245 in compensation as the Fund’s lending agent. At June 30, 2009, the Fund had securities on loan having a market value of $39,997,994 and received cash collateral of $40,800,000.

Other liabilities and components of net assets

At June 30, 2009, the Fund had the following liabilities outstanding:

Payable for cash collateral from securities loaned	$40,800,000
Dividends payable to shareholders	3,596
Other accrued expenses*	535,325

*	Excludes investment advisory and administration and service fees.

At June 30, 2009, the components of net assets were as follows:

Accumulated paid in capital	$1,983,944,490
Accumulated net realized gain from investment activities	22,036
Net assets	$1,983,966,526

Federal tax status

The Fund intends to distribute all or substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended June 30, 2009 and June 30, 2008 was ordinary income.

At June 30, 2009 the tax characteristics of accumulated earnings on a tax basis was undistributed ordinary income of $25,632.

As of and during the year ended June 30, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2009, the Fund did not incur any interest or penalties.

27

UBS Retirement Money Fund

Notes to Financial Statements

Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Common stock

There are 20 billion shares of $0.001 par value common stock authorized. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the year ended June 30,
	2009	2008
Shares sold	9,563,803,959	8,416,056,243
Shares repurchased	(9,392,040,447)	(8,226,680,495)
Dividends reinvested	18,295,007	56,883,868
Net increase in shares outstanding	190,058,519	246,259,616

US Treasury Temporary Guarantee Program for Money Market Funds

The Fund participates in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covers shareholders of mutual funds as of the close of business on September 19, 2008. The program expires on September 18, 2009. The Fund bears the cost of participating in this program, as this is not an expense borne by the Fund’s advisor. The Fund paid a fee of 0.01% of the value of the Fund’s outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Fund paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. In April, the program was extended a final time, providing coverage through September 18, 2009. The Fund paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Subsequent events

In accordance with the provisions set forth in FAS 165 “Subsequent Events”, management has evaluated the effect of subsequent events on the Fund’s financial statements through August 24, 2009. Management has determined that there are no material subsequent events that would require disclosure in the Fund’s financial statements through this date.

28

UBS Retirement Money Fund

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of UBS Retirement Money Fund

We have audited the accompanying statement of net assets of UBS Retirement Money Fund (the “Fund”) (one of the series comprising UBS RMA Money Fund Inc.) as of June 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Retirement Money Fund at June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

August 24, 2009

29

UBS Retirement Money Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code, the Fund designates 100% of its “qualified short-term gains” (as defined in Section 871 (k)(2)(D)) related to the distribution made in December 2008 as short-term capital gain dividends.

30

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31

UBS Retirement Money Fund

Supplemental Information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Director

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on a leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

32

UBS Retirement Money Fund

Supplemental Information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of

28 investment companies (consisting of

60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper), and the New York City Ballet.

33

UBS Retirement Money Fund

Supplemental Information (unaudited)

Independent Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 62 McLarty Associates 900 17th Street NW, 8th floor Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

34

UBS Retirement Money Fund

Supplemental Information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., and IGT, Inc. (provides technology to gaming and wagering industry).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

35

UBS Retirement Money Fund

Supplemental Information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

36

UBS Retirement Money Fund

Supplemental Information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

37

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

38

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

39

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

40

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

41

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 35	Vice President	Since 2008	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director), head of US taxable money markets (since 2009) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of four investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

42

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

43

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

44

UBS Retirement Money Fund

Supplemental Information (unaudited)

Officers (concluded)

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director hold office for an indefinite term. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age, unless the corporation’s board, including a majority of its Independent Directors, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

45

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48

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Kai R. Sotorp President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Sub-Advisor and Sub-Administrator

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc.

51 West 52nd Street

New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.	Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $186,000 and $177,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $4,650 and $11,319, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements and (2) review of the consolidated 2007 and 2006 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $35,040 and $33,700, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended June 30, 2009 and June 30, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1]

The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2009 and June 30, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended June 30, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended June 30, 2009 and June 30, 2008, the aggregate fees billed by E&Y of $2,216,590 and $1,762,277, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$39,690	$45,019
Non-Covered Services	2,176,900	1,717,258

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS RMA Money Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp President

Date: September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp President

Date: September 8, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow Vice President and Treasurer

Date: September 8, 2009